UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

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Filed by a Party other than the Registrant [ ]

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Cleveland BioLabs, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 30, 2012

To Our Stockholders:

You are cordially invited to attend the 2012 annual meeting of stockholders of Cleveland BioLabs, Inc. to be held at 10:00 a.m. Eastern Time on June 13, 2012 at the company’s headquarters, 73 High Street, Buffalo, NY 14203.  Details regarding the meeting, the business to be conducted at the meeting, and information about Cleveland BioLabs, Inc. that you should consider when you vote your shares are described in this proxy statement.

At the annual meeting, seven persons will be elected to our Board of Directors.  In addition, we will ask stockholders to ratify the selection of Meaden & Moore, Ltd. as our independent registered public accounting firm for our fiscal year ending December 31, 2012, to approve on an advisory basis the compensation of our named executive officers, as disclosed in this proxy statement and to approve the Second Amendment of the Cleveland BioLabs, Inc. Equity Inventive Plan, a copy of which is attached as Appendix A to this proxy statement.  The Board of Directors recommends the approval of each of the four proposals.  Such other business will be transacted as may properly come before the annual meeting.

We hope you will be able to attend the annual meeting.  Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy.  Regardless of the number of shares you own, please vote your shares as soon as possible.  For your convenience, you may vote by telephone by calling toll-free at 1-866-894-0537 or via the Internet at http://www.cstproxyvote.com and following the instructions on the enclosed proxy card. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of Cleveland BioLabs, Inc.  We look forward to seeing you at the annual meeting.

Sincerely,

BERNARD L. KASTEN Chairman of the Board

April 30, 2012

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS

TIME:	10:00 a.m. Eastern Time

DATE:	June 13, 2012

PLACE:	Cleveland BioLabs, Inc. 73 High Street Buffalo, New York 14203

PURPOSES:

1.	To elect seven directors to serve one-year terms expiring at the 2013 Annual Meeting;

2.	To ratify the appointment of Meaden & Moore, Ltd. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012;

3.	To approve by an advisory vote the compensation of our named executive officers;

4.
To approve the Second Amendment to the Cleveland BioLabs, Inc. Equity Incentive Plan (the “Equity Plan”), a copy of which is attached as Appendix A to this proxy statement, to increase the number of shares of common stock authorized to be issued under the Equity Plan by 3,000,000 shares; and

5.	To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were the record owner of Cleveland BioLabs, Inc. common stock at the close of business on April 19, 2012, the record date. A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at our principal executive offices located at 73 High Street, Buffalo, New York 14203.

All stockholders are cordially invited to attend the annual meeting.  Whether you plan to attend the annual meeting or not, we urge you to vote and submit your proxy by Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Leah Brownlee, J.D. Corporate Secretary Buffalo, New York

Cleveland BioLabs, Inc.
73 High Street
Buffalo, New York 14203
(716) 849-6810

PROXY STATEMENT FOR THE CLEVELAND BIOLABS, INC.
2012 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
JUNE 13, 2012

This proxy statement, along with the accompanying notice of the 2012 Annual Meeting of Stockholders, contains information about the 2012 Annual Meeting of Stockholders of Cleveland BioLabs, Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 10:00 a.m. Eastern Time, on June 13, 2012, at the company’s headquarters, 73 High Street, Buffalo, New York 14203.

In this proxy statement, we refer to Cleveland BioLabs, Inc. as “Cleveland BioLabs,” “CBLI,” “the Company,” “we,” “us” and “our.”

This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the annual meeting.

On or about May 3, 2012, we will begin sending this proxy statement, the attached Notice of Annual Meeting of Stockholders and the enclosed proxy card to all stockholders entitled to vote at the annual meeting. Although not part of this proxy statement, we are also sending, along with this proxy statement, our 2011 annual report, which includes our financial statements for the fiscal year ended December 31, 2011.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON JUNE 13, 2012

This proxy statement and our 2011 annual report to stockholders are available for viewing, printing and downloading at http://www.cstproxy.com/cbiolabs/2012. To view these materials, please follow the instructions on the website or the proxy card you received. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2011 on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “Investors” section of our website at www.cbiolabs.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to:

Cleveland BioLabs, Inc. 73 High Street Buffalo, New York 14203 Attention: Corporate Secretary

Exhibits will be provided upon written request and payment of an appropriate processing fee.

i

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company soliciting my proxy?

The Board of Directors of Cleveland BioLabs, Inc. is soliciting your proxy to vote at the 2012 Annual Meeting of Stockholders to be held at the Company’s headquarters located at 73 High Street, Buffalo, New York 14203, on June 13, 2012, at 10:00 a.m., Eastern Time, and any adjournments or postponements of the meeting, which we refer to as the Annual Meeting.  The proxy statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

We have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 because you owned shares of Cleveland BioLabs, Inc. common stock on April 19, 2012, the record date.  The Company intends to commence distribution of the proxy materials to stockholders on or about May 3, 2012.

Who can vote?

Only stockholders who owned our common stock at the close of business on April 19, 2012 (the “record date”) are entitled to vote at the Annual Meeting.  On the record date, there were 35,696,793 shares of our common stock outstanding and entitled to vote.  Our common stock is our only class of voting stock.

You do not need to attend the Annual Meeting to vote your shares.  Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting.  For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

Who can attend the Annual Meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting. Seating will be limited.

What do I need to present for admission to the Annual Meeting?

You will need to present proof of your record or beneficial ownership of common stock, such as a bank or brokerage account statement, and a form of personal identification to be admitted to the Annual Meeting.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

How many votes do I have?

Each share of our common stock that you own entitles you to one vote.

How do I vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy.  All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or against all, some or none of the nominees for director and whether your shares should be voted for, against or abstain with respect to each of the other proposals.  If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below.  Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Continental Stock Transfer & Trust Company, or you have stock certificates registered in your name, you may vote:

•	By Internet or by telephone. Follow the instructions included in the proxy card to vote by Internet or telephone.

•
By mail.  If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card, but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

•	In person at the meeting. If you attend the Annual Meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24-hours a day and will close at 7:00 p.m. Eastern Time on June 12, 2012.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, a “stockholder of record.” This proxy statement, the notice of annual meeting, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 have been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” This proxy statement, the notice of annual meeting, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or on the Internet.

How does the Board of Directors recommend that I vote on the proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” the election of the nominees for director;

•	“FOR” the ratification of the selection of Meaden & Moore, Ltd. as our independent registered public accounting firm for our fiscal year ending December 31, 2012;

•	“FOR” the compensation of our named executive officers, as disclosed in this proxy statement (advisory vote); and

•
“FOR” the approval of the Second Amendment of the Cleveland BioLabs, Inc. Equity Incentive Plan (the “Equity Plan”), a copy of which is attached hereto as Appendix A (the “Amended Plan”), to increase the number of shares of common stock authorized to be issued under the Equity Plan by 3,000,000 shares.

If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment.  At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I change or revoke my proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting.  You may change or revoke your proxy in any one of the following ways:

•	by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;
•	by re-voting by Internet or by telephone as instructed above;
•	by notifying the Secretary of the Company in writing before the Annual Meeting that you have revoked your proxy; or
•
by attending the Annual Meeting in person and voting in person. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the Annual Meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What if I receive more than one proxy card?

You may receive more than one proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will my shares be voted if I do not vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your non-voted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 2 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire.

A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

Your bank, broker or other nominee no longer has the ability to vote your uninstructed shares in the election of directors. Therefore, if you hold your shares in street name, it is critical that you cast your vote if you want your vote to be counted for the election of directors (Proposal 1 of this proxy statement). In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank, broker or other nominee was allowed to vote your shares on your behalf in the election of directors as it felt appropriate. In addition, your bank, broker or other nominee is prohibited from voting your uninstructed shares on any matter related to executive compensation. Thus, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote in the election of directors or on matters related to executive compensation, no votes will be cast on this proposal on your behalf.

What vote is required to approve each proposal and how are votes counted?

Proposal 1: Elect Directors
The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected.  You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ non-voted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratify Selection of Independent Registered Public Accounting Firm
The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ non-voted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Meaden & Moore, Ltd. as our independent registered public accounting firm for 2012, our Audit Committee of our Board of Directors will reconsider its selection.

Proposal 3: Approve an Advisory Vote on the Compensation of our Named Executive Officer
The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ non-voted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.  Although the advisory vote is non-binding, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Proposal 4: Approval of Second Amendment to the Equity Plan
The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve the Second Amendment to the Equity Plan. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ non-voted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Could other matters be decided at the Annual Meeting?

As of the date of this proxy statement, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this proxy statement. If any other items or matters properly come before the Annual Meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

What are the costs of soliciting these proxies?

We will pay all of the costs of soliciting these proxies.  Our directors and employees may solicit proxies in person or by telephone, fax or email.  We will pay these employees and directors no additional compensation for these services.  We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their customers and to obtain authority to execute proxies.  We will then reimburse them for their expenses.

What constitutes a quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Who are the persons selected by the Board of Directors to serve as proxies?

Yakov Kogan and C. Neil Lyons, the persons named as proxies on the proxy card and voting instruction card accompanying this proxy statement, were selected by the Board of Directors to serve in such capacity.  Yakov Kogan is the Interim Chief Executive Officer of the Company, and C. Neil Lyons is the Chief Financial Officer of the Company.

Who will count the vote?

At the Annual Meeting, the results of stockholder voting will be tabulated by the inspector of elections appointed by us for the meeting.

Is there a list of stockholders entitled to vote at the Annual Meeting?

Yes. A list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of, and number of shares registered in the name of, each stockholder, will be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, commencing June 1, 2012, and continuing through the date of the Annual Meeting, at our principal offices located at 73 High Street, Buffalo, New York 14203.

Can I access the Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report to Stockholders on the Internet?

Our Annual Report to Stockholders for the year ended December 31, 2011, containing financial and other information pertaining to us, is being furnished to stockholders with this proxy statement.  The notice of annual meeting of stockholders, proxy statement, proxy card, Form 10-K and Annual Report to Stockholders are available on the Internet at http://www.cstproxy.com/cbiolabs/2012 and are also available on our website at www.cbiolabs.com under the link “Investors.”

Attending the Annual Meeting

The Annual Meeting will be held at 10:00 a.m., Eastern Time, on June 13, 2012 at the Company’s headquarters located at 73 High Street, Buffalo, New York 14203.  When you arrive at the Company’s headquarters, signs will direct you to the appropriate meeting rooms.  You need not attend the Annual Meeting in order to vote.

Householding of annual disclosure documents

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice.  Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single set of proxy materials this year, but you would prefer to receive your own copy, please contact our transfer agent, Continental Stock Transfer & Trust Company, by calling their toll free number, 1-866-894-0537.

If you do not wish to participate in “householding” and would like to receive your own set of proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another stockholder of CBLI and together both of you would like to receive only a single set of proxy materials, follow these instructions:

•
If your shares are registered in your own name, please contact our transfer agent, Continental Stock Transfer & Trust Company, and inform them of your request by calling them at 1-866-894-0537 or writing them at 17 Battery Place, 8th Floor, New York, New York 10004, Attn: Proxy Department.

•
If a broker or other nominee holds your shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

You can choose this option and save the Company the cost of producing and mailing these documents by Continental Stock Transfer & Trust Company:

•	following the instructions provided on your proxy card;

•	following the instructions provided when you vote over the Internet; or

•	going to http://www.cstproxy.com/cbiolabs/2012 and following the instructions provided.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2012 for (a) the executive officers named in the Summary Compensation Table in the section titled “Executive Officer and Director Compensation,” (b) each of our directors and director nominees, and (c) all of our current directors and executive officers as a group. As of March 31, 2012, to our knowledge, other than those listed below, there were no stockholders that beneficially owned more than 5% of our common stock.  Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities.  We deem shares of common stock that may be acquired by an individual or group within 60 days of March 31, 2012 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.  Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders.  Percentage of ownership is based on 35,686,703 shares of common stock outstanding on March 31, 2012.

	Shares Beneficially Owned
Name and Address**	Number	Percent
Directors and Executive Officers
Bernard L. Kasten Director, Chairman of the Board	227,656 (1)	*
James J. Antal Director	209,642 (2)	*
Paul E. DiCorleto Director	200,656 (3)	*
David C. Hohn Director	37,000 (4)	*
Yakov Kogan Director, Interim Chief Executive Officer	1,177,484 (5)	3.3%
Michael Fonstein Director, President	1,654,009 (6)	4.6%
Andrei Gudkov Director, Chief Scientific Officer	1,990,209 (7)	5.6%
C. Neil Lyons Chief Financial Officer	50,000 (8)	*
All current directors and executive officers as a group (8 persons)	5,531,656	15.5%

*	Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)
Includes 190,000 shares issuable upon the exercise of options to purchase common stock. Also includes 10,000 shares held by a trust of which Dr. Kasten and members of his family are trustees and 7,000 shares held through a brokerage account in the name of Dr. Kasten’s daughter, over which Dr. Kasten has voting and investment power.

(2)	Includes 190,000 shares issuable upon the exercise of options to purchase common stock.

(3)	Includes 175,000 shares issuable upon the exercise of options to purchase common stock.

(4)	Includes 35,000 shares issuable upon the exercise of options to purchase common stock.

(5)
Includes 485,609 shares issuable upon the exercise of options to purchase common stock. Also includes 45,663 shares of common stock underlying options to purchase common stock and 1,712 shares of common stock issued to Ms. Leah Brownlee, who is employed by us as Vice President - Compliance and Operations and Corporate Secretary. Dr. Kogan disclaims beneficial ownership over the shares beneficially owned directly by Ms. Brownlee. See “Certain Relationships and Related Person Transactions.”

(6)
Includes 485,609 shares issuable upon the exercise of options to purchase common stock and 500,000 shares owned jointly with his wife. 200,000 of the shares beneficially owned by Dr. Fonstein have been pledged by him as security for an obligation.

(7)	Includes 485,609 shares issuable upon the exercise of options to purchase common stock.

(8)	Consists of 50,000 shares issuable upon the exercise of options to purchase common stock.

MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

On April 20, 2012, our Board of Directors accepted the recommendation of the Nominating Committee and voted to nominate the persons listed below for election at the Annual Meeting for a term of one year to serve until the 2013 Annual Meeting of Stockholders, and until their respective successors have been elected and qualified.

Set forth below are the names of the persons nominated as directors, their ages, their offices in the Company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years.  Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board of Directors’ conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:

Name	Age	Position with the Company
Bernard L. Kasten, M.D. (1) (2)	65	Chairman of the Board
James J. Antal, CPA (1)	61	Director
Paul E. DiCorleto, Ph.D. (2)	60	Director
David C. Hohn, M.D. (1) (2)	70	Director
Yakov Kogan, Ph.D., MBA	39	Director, Interim Chief Executive Officer
Michael Fonstein, Ph.D.	52	Director, President
Andrei Gudkov, Ph.D., D.Sci.	55	Director, Chief Scientific Officer

(1)  Member of the Audit Committee and Compensation Committee.

(2)  Member of the Nominating and Corporate Governance Committee.

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly.  Based upon this review, our Board has determined that the following members of the Board are “independent directors” as defined by The NASDAQ Stock Market: Bernard L. Kasten, James J. Antal, Paul E. DiCorleto and David C. Hohn.

Bernard L. Kasten, M.D. Dr. Kasten became a member of our board on July 20, 2006 and was appointed Chairman of the Board on August 30, 2006. From 1995 to 2004, Dr. Kasten served at Quest Diagnostics Incorporated where he was Chief Laboratory Officer and most recently Vice President of Medical Affairs of its MedPlus Inc. subsidiary. Dr. Kasten served as a director of SIGA Technologies from May 2003 to December 2006, and as SIGA’s Chief Executive Officer from July 2004 through April 2006. Since April 2007, Dr. Kasten has served as the Chairman of the Board and Chief Executive Officer of GeneLink Inc. Dr. Kasten has served as a director of Enzo BioChem Inc. since 2008. Dr. Kasten is also a director of several privately held companies. Dr. Kasten is a graduate of the Ohio State University College of Medicine. His residency was served at the University of Miami, Florida, and he was awarded fellowships at the National Institutes of Health Clinical Center and National Cancer Institutes, Bethesda, Maryland. He is a diplomat of the American Board of Pathology with certification in anatomic and clinical pathology with sub-specialty certification in Medical Microbiology. Dr. Kasten’s background in biotechnology in both a research and commercial capacity provides valuable background and expertise to the Board.

James J. Antal, CPA Mr. Antal became a member of our board on July 20, 2006. Mr. Antal served as Chief Financial Officer of Experian from 1996 to 2001 and as Chief Investment Officer of Experian from 2001 to 2002. Experian is a leading global provider of consumer and business credit information, direct marketing information services, and integrated customer relationship management processes. He also served on the Board of Directors of First American Real Estate Solutions, an Experian joint venture with First American Financial Corp. Mr. Antal earned a Bachelor of Science degree in Business Administration with an Accounting major from The Ohio State University in 1973. He became a Certified Public Accountant (Ohio) in 1975. Starting in 2002, Mr. Antal

served as an advisor to the board of directors for Plexus Vaccine, Inc., a biotech company, until it was acquired by SIGA Technologies in 2004. In December 2004, he joined the SIGA board of directors, and also currently serves on its audit and corporate governance committees. From May 2004 to August 2005, he was engaged as the Chief Financial Advisor to the Black Mountain Gold Coffee Co. From July 2005 to August 2009, he served on a part-time basis as Chief Financial Officer of Pathway Data Inc., a privately-held company engaged in consumer credit notification and identity theft assistance services. Mr. Antal’s experience in accounting and finance, particularly with respect to biotechnology companies and public reporting companies make him an important asset to the Board and a qualified Audit Committee Chairman.

Paul E. DiCorleto, Ph.D. Dr. DiCorleto has served as one of our directors since 2004. He is the Chairman of the Lerner Research Institute of the Cleveland Clinic and Chairman of the Department of Molecular Medicine at the Case School of Medicine. Dr. DiCorleto received his undergraduate training in chemistry at Rensselaer Polytechnic Institute and his doctorate in biochemistry from Cornell University. Dr. DiCorleto’s research focuses on the molecular and cellular basis of atherosclerosis. He has been with the Cleveland Clinic since 1981, having served previously as Chairman of the Department of Cell Biology, as an Associate Chief of Staff, and as a member of the Clinic’s Board of Governors and Board of Trustees. On a national level, Dr. DiCorleto has chaired multiple National Institute of Health and American Heart Association review panels, as well as several national conferences on research into heart and vascular disease. He has published over 100 articles in his field and serves on the editorial board of multiple scientific journals. Dr. DiCorleto is a Community Trustee of Cleveland State University and a member of the Association of American Medical College’s Advisory Panel on Research. Dr. DiCorleto’s research background, with an emphasis on cell and molecular biology, provides the Board with an experienced non-management perspective on the Company’s research and development activity.

David C. Hohn, M.D.  Dr. Hohn has served as one of our directors since June 2011. Dr. Hohn is currently a Professor Emeritus and the Executive Director of Health Policy at Roswell Park Cancer Institute in Buffalo, New York, a position in which he has served since April 2007. Dr. Hohn also serves as a senior advisor to the current President of the Roswell Park Cancer Institute. From March 1997 to April 2007, Dr. Hohn served as President and Chief Executive Officer of the Roswell Park Cancer Institute and Principal Investigator on Roswell Park’s National Cancer Institute Cancer Center Support Grant. Prior to joining Roswell Park, Dr, Hohn served as the Vice President for Clinical Affairs at the M.D. Anderson Cancer Center in Houston, Texas. Dr. Hohn is currently active in New York State cancer control initiatives with the American Cancer Society. He is also a former President and a current member of the Executive Committee of the National Comprehensive Cancer Network, an alliance of 21 leading cancer centers, and he serves as Vice Chair of the New York State Stem Cell Research Board.  Dr. Hohn is also a member of the Board of Directors of CUBRC, a non-profit contract research corporation that is a subsidiary of the State University of New York system.  Dr. Hohn has previously served as a member of a number of Western New York civic and professional boards, including the Buffalo Niagara Medical Campus, Hauptmann Woodward Medical Institute, Buffalo Niagara Partnership and the Buffalo Philharmonic Orchestra. Dr. Hohn received his undergraduate degree in Chemistry in 1964 at the University of Illinois at Urbana and his Doctorate of Medicine in 1970 from the University of Illinois College of Medicine at Chicago.  Dr. Hohn has significant experience in oncology and medical research, coupled with his experience leading a major cancer research center, and, as a result, provides the Board with valuable knowledge to the benefit of the Company.

Yakov Kogan, Ph.D., MBA Dr. Kogan has served as one of our directors since our inception in June 2003. Dr. Kogan has served as our Interim Chief Executive Officer since January 2012 and as our Chief Operating Officer since February 2008.  Dr. Kogan also served as our Executive Vice President of Business Development from our inception until February 2008. From 2002 to 2003, he was Director for Business Development at Integrated Genomics where he was responsible for commercial sales and expansion of the company’s capital base. Prior to his tenure in business development, Dr. Kogan worked as a Group Leader/Senior Scientist at Integrated Genomics and ThermoGen, Inc. and as Research Associate at the University of Chicago. Dr. Kogan holds a Ph.D. degree in Molecular Biology from All-Union Research Institute of Genetics and Selection of Industrial Microorganisms (VNIIGenetika) (Moscow, Russia), as well as an MBA degree from the University of Chicago Graduate School of Business. Dr. Kogan’s day-to-day leadership as Interim Chief Executive Officer provides the Board with intimate knowledge of our operations.

Michael Fonstein, Ph.D. Dr. Fonstein has served as our President and as one of our directors since our inception in June 2003. Dr. Fonstein also served as Chief Executive Officer from June 2003 until January 2012.

Previously, he served as Director of the DNA Sequencing Center at the University of Chicago from its creation in 1994 to 1998, when he left to found Integrated Genomics, Inc. located in Chicago, Illinois. He served as Chief Executive Officer and President of Integrated Genomics from 1997 to 2003. Dr. Fonstein has won several business awards, including the Incubator of the Year Award from the Association of University Related Research Parks. He was also the winner of a coveted KPMG Illinois High Tech Award. Dr. Fonstein’s day-to-day leadership as President provides him with intimate knowledge of our operations. Dr. Fonstein provides the Board with a strategic blend of scientific understanding and business development that assists the Board in reviewing the opportunities for its primary product candidates.

Andrei Gudkov, Ph.D., D. Sci. Dr. Gudkov has served as one of our directors and as our Chief Scientific Officer since our inception in June 2003. Prior to 1990, he worked at The National Cancer Research Center in Moscow, where he led a broad research program focused on virology and cancer drug resistance. In 1990, he reestablished his lab at the University of Illinois at Chicago where he became a tenured faculty member in the Department of Molecular Genetics. His lab concentrated on the development of new functional gene discovery methodologies and the identification of new candidate cancer treatment targets. In 1999, he defined p53 as a major determinant of cancer treatment side effects and suggested this protein as a target for therapeutic suppression. In 2001, Dr. Gudkov moved his laboratory to the Lerner Research Institute at the Cleveland Clinic where he became Chairman of the Department of Molecular Biology and Professor of Biochemistry at Case Western Reserve University. In May 2007, Dr. Gudkov joined Roswell Park Cancer Institute, where he is the Senior Vice President of Basic Science and Chairman of the Department of Cell Stress Biology. Dr. Gudkov is a world renowned molecular biologist whose research discoveries drive the scientific foundations of the Company.  As a result, he provides the Board with invaluable insight into the scientific direction of the Company.

There are no family relationships among any of our directors.

In January 2012, Dr. Kogan was appointed as Interim Chief Executive Officer. The change was implemented in order to best capitalize on the individual talents and interests of the senior management team and operational leadership. Dr. Kogan, as Interim Chief Executive Officer, became the principal executive officer of the Company in charge of all of the Company’s strategic and operational activities. Both Dr. Kogan and Dr. Fonstein continue to remain employed as executives of the Company pursuant to their existing employment agreements and retain their positions as members of the Company’s Board of Directors.

Committees of the Board of Directors and Meetings

The Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, each comprised entirely of directors who are “independent” as that concept is defined in the corporate governance listing requirements of the NASDAQ Marketplace Rules. Each Committee has a written charter that is posted on our website, www.cbiolabs.com, under the link “Investors” and the section therein titled “Corporate Governance.”

Each of Messrs. Antal, DiCorleto, Kasten and Hohn is independent under The NASDAQ Marketplace Rules and the Securities Exchange Act of 1934 (the “Exchange Act”).

Meeting Attendance.  The Board has adopted a policy specifying that it is the responsibility of each director to attend all meetings of the Board and all meetings of the committees of the Board on which he or she serves. During the fiscal year ended December 31, 2011, there were eight meetings of our Board of Directors.  No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he or she served during fiscal 2011, except H. Daniel Perez who attended zero of the two Board of Directors meetings, two of the three Audit Committee meetings, two of the five Compensation Committee meetings and one of the two Nominating and Corporate Governance Committee meetings held during the portion of 2011 that he served on our Board of Directors.

The Board of Directors has adopted a policy requiring that each director makes every effort to attend each annual meeting of stockholders. All seven directors attended our annual meeting of stockholders held in 2011.

It is also the policy of the Board to hold executive sessions of non-employee directors at each regularly scheduled Board meeting and, if any of the non-employee directors are not independent, to hold executive sessions of the independent directors at least twice per year. Each of the non-employee directors in fiscal 2011 was determined by the Board to be independent.

Audit Committee.  Our Audit Committee met five times during fiscal 2011.  This committee currently has three members, Messrs. Antal (Chairman), Kasten and Hohn.

All members of the Audit Committee satisfy the current independence standards promulgated by the Securities and Exchange Commission and by The NASDAQ Stock Market, as such standards apply specifically to members of audit committees. The Board has determined that Mr. Antal is an “audit committee financial expert,” as the Securities and Exchange Commission has defined that term in Item 407 of Regulation S-K. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

The Audit Committee generally has direct responsibility and oversight for our accounting policies and internal controls, financial reporting practices, and legal and regulatory compliance. More specifically, the Audit Committee has responsibility to review and discuss the annual audited financial statements and disclosures with management and the independent auditor; review the financial statements and disclosures provided in our quarterly and periodic reports with management and the independent auditor; and oversee the external audit coverage, including appointment and replacement of the independent auditor and pre-approval of all audit and non-audit services to be performed by the independent auditor.

Compensation Committee.  Our Compensation Committee met eight times during fiscal 2011.  This committee currently has three members, Messrs. Antal (Chairman), Kasten and Hohn.

The Compensation Committee determines and approves the compensation level of executive officers based on an evaluation of their performance in light of our goals and objectives. The Compensation Committee also considers our performance and relative stockholder return, the level and value of similar incentive awards prevalent in the industry, and awards given to executive officers in past years. The Compensation Committee also has the authority to recommend to the Board of Directors compensation for directors and the form of this compensation. The Compensation Committee makes recommendations to the full Board of Directors with respect to the adoption, amendment, termination, or replacement of both incentive compensation plans and equity-based plans. The Compensation Committee has the power to retain professionals to assist in the evaluation of director and executive compensation, and has the sole authority to retain and terminate any such professional and to approve the professional’s fees. The Compensation Committee may also establish subcommittees of entirely independent directors to evaluate special or unique matters.

For a discussion concerning the processes and procedures for determining executive and director compensation, see “Compensation Discussion and Analysis” and “Executive Officer and Director Compensation.”

Please also see the report of the Compensation Committee set forth elsewhere in this proxy statement.

Nominating and Corporate Governance Committee.  Our Nominating and Corporate Governance Committee met twice during fiscal 2011 and has three members, Messrs. Kasten (Chairperson), DiCorleto and Hohn.

The Nominating and Corporate Governance Committee generally has responsibility for identifying candidates who are eligible under the qualification standards set forth in our Corporate Governance Guidelines and recommending such eligible individuals to serve as members of the Board of Directors. It also makes recommendations to the Board of Directors concerning the structure and membership of other Board committees. The Nominating and Corporate Governance Committee is also charged with considering matters of corporate governance generally and reviewing and recommending to the Board of Directors, periodically, our corporate governance principles.

In addition, under our current corporate governance policies, the Nominating and Corporate Governance Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating and Corporate Governance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources.

If a stockholder wishes to nominate a candidate for director who is not to be included in our proxy statement, it must follow the procedures described in our Second Amended and Restated By-Laws, “—Nominating Procedures” below and “Proposals of Stockholders” at the end of this proxy statement.

Corporate Governance Guidelines

The Board of Directors has adopted Corporate Governance Guidelines, which it reviews from time to time, to assist the Board of Directors in fulfilling its responsibility to exercise its business judgment in what it believes to be the best interests of our stockholders. The Corporate Governance Guidelines are posted on our website, www.cbiolabs.com, under the link “Investors” and the section therein titled “Corporate Governance.”

Code of Ethics for Senior Executives and Independent Directors and Code of Conduct

The Board of Directors has adopted a Code of Ethics for Senior Executives and Independent Directors that is specifically applicable to its independent directors, executive officers and senior financial officers, including its principal executive officer and its principal financial officer. The Code of Ethics for Senior Executives and Independent Directors is posted on our website, www.cbiolabs.com, under the link “Investors” and the section therein titled “Corporate Governance.” We have also adopted a Code of Conduct in order to promote honest and ethical conduct and compliance with the laws and governmental rules and regulations to which we are subject. The Code of Conduct is applicable to all of our employees, officers and directors, and is posted on our website, www.cbiolabs.com, under the link “Investors” and the section therein titled “Corporate Governance.”

Board Leadership Structure

Our Corporate Governance Guidelines describe our policies concerning, among other things, the role of the Board of Directors and management, proper Board functions, independence, and committee matters. The positions of Chairman of the Board of Directors and Chief Executive Officer are currently held by different persons, although we do not have a policy requiring that to be the case. Instead, our Board of Directors has the authority to choose its Chairman in any way it deems best for us at any given point in time. Accordingly, our Board of Directors reserves the right to vest the responsibilities of the Chief Executive Officer and Chairman in the same person or in two different individuals depending on what it believes is in our best interest. At this time, our Board of Directors has determined that separation of these roles most appropriately suits us. Dr. Kasten is uniquely qualified to serve as our Chairman given his leadership of our Board of Directors since we became a public company in 2006, his experience as a director and member of board committees of other public biotechnology companies and his skills and experience in the biotechnology industry in both a research and commercial capacity. Further, our Board of Directors believes that this division of roles allows our Chief Executive Officer to focus more of his efforts to achieving the goals and objectives of our strategic plan. Our Board of Directors believes that there is no single leadership structure that would be most effective in all circumstances and, therefore, retains the authority to modify our Board's structure to best address our circumstances as and when appropriate.

Role of Our Board of Directors in Risk Oversight

The Board of Directors, as a whole and at the committee level, has overall responsibility for overseeing our risks, including general oversight of our executive officers’ management of risks relevant to the Company. A fundamental part of risk oversight is not only understanding the material risks a company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of our Board of Directors in reviewing our strategic plan is an integral aspect of the Board’s assessment of management’s tolerance for risk and also its determination of what constitutes an appropriate level of risk for the Company.

At the committee level, the Compensation Committee oversees the management of risks relating to our executive compensation. The Audit Committee oversees our risk policies and processes related to the quality and integrity of our accounting, auditing and financial reporting practices, including our audited and unaudited financial statements and internal controls. The Audit Committee is also responsible for addressing risks arising from related party transactions. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest.

Nominating Procedures

As described above, we have a standing Nominating and Corporate Governance Committee and its charter is posted on our website, www.cbiolabs.com, under the link “Investors” and the section therein titled “Corporate Governance.”

The Nominating and Corporate Governance Committee considers many factors when considering candidates for the Board of Directors and strives for the Board to be comprised of directors with a variety of experience and backgrounds, who have high-level managerial experience in a complex organization, and who represent the balanced interest of stockholders as a whole rather than those of special interest groups. Other important factors in Board composition include strength of character, mature judgment, specialized expertise, relevant scientific and technical skills, diversity, level of education, broad-based business acumen, experience and understanding of strategy and policy-setting and the extent to which the candidate would fill a present need on the Board. Depending upon the current needs of the Board, certain factors may be weighed more or less heavily by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee believes that it is essential that the Board members represent diverse viewpoints, with a broad array of experiences, skills and backgrounds that, when considered as a group, provide a sufficient mix of perspectives to allow the Board to best fulfill its responsibilities to the long-term interests of our stockholders.

In considering candidates for the Board, the Nominating and Corporate Governance Committee considers the entirety of each candidate’s credentials and does not have any specific minimum qualifications that must be met by a Nominating and Corporate Governance Committee or stockholder-recommended nominee. However, the Nominating and Corporate Governance Committee does believe that all members of the Board should have the highest character and integrity, a reputation for working constructively with others, sufficient time to devote to Board matters, and no conflict of interest that would interfere with their performance as a director. In the case of current directors being considered for renomination, the Nominating and Corporate Governance Committee will also take into account the director’s history of attendance at meetings of the Board of Directors or its committees, the director’s tenure as a member of the Board of Directors, and the director’s preparation for and participation in such meetings.

The Nominating and Corporate Governance Committee considers candidates for the Board from any reasonable source, including stockholder recommendations. The Nominating and Corporate Governance Committee does not evaluate candidates differently based on who has made the proposal. The Nominating and Governance Committee has the authority under its charter to hire consultants or search firms to assist in the process of identifying and evaluating candidates. Candidates are recommended to the Board of Directors after consultation with the Chairman of the Board.

Stockholders who wish to suggest qualified candidates should write to the Office of the Secretary, Cleveland BioLabs, Inc., 73 High Street, Buffalo, New York 14203 specifying the name of the candidates and stating in detail the qualifications of such persons for consideration by the Nominating and Corporate Governance Committee. A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any such recommendation. Stockholders who wish to nominate a director for election at an annual meeting of stockholders must comply with our Second Amended and Restated By-Laws regarding stockholder proposals and nominations. See “Proposals of Stockholders” contained herein.

Stockholder Communications to the Board

                Generally, stockholders who have questions or concerns should contact our Investor Relations department. However, any stockholders who wish to address questions regarding our business directly with the Board of Directors, or any individual director, should direct his or her questions in writing to Cleveland BioLabs, Inc. Board of Directors, c/o Office of the Secretary, 73 High Street, Buffalo, New York 14203. The Office of the Secretary will receive the correspondence and forward it to the director or directors to whom the communication is addressed. From time to time, the Board of Directors may change the process or means by which stockholders may communicate with the Board or its members. Please refer to our website, www.cbiolabs.com, for any changes in this process.

Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:

• junk mail and mass mailings;
• resumes and other forms of job inquiries;
• surveys; and
• solicitations or advertisements.

In addition, any material that is unduly hostile, threatening or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

Executive Officers

The following table sets forth certain information regarding our executive officers who are not also directors.  As of December 31, 2011, we had employment agreements with Messrs. Fonstein, Kogan and Lyons and a consulting agreement with Dr. Gudkov.

The Board of Directors elects officers annually and such executive officers serve at the discretion of the Board of Directors. There are no family relationships among any of our directors or executive officers.

Name	Age	Position
C. Neil Lyons	55	Chief Financial Officer

C. Neil Lyons, CPA Mr. Lyons has been our Chief Financial Officer since September 2011.  Mr. Lyons has over 30 years of experience related to operations, finance, SEC compliance, complex transactions, strategy, information systems and corporate governance. Prior to joining the Company, from 2005, Mr. Lyons served as Chief Financial Officer and Treasurer of RegeneRx Biopharmaceuticals, Inc., where he led several financial transactions, identified and captured government grant opportunities, directed investor relations activities, developed financial models and implemented investment strategies and employee benefit programs. From 2003 until 2005, Mr. Lyons founded and was the principal of Ironbridge Consulting, a firm that provides executive consulting services relating to financial management, including the implementation of Sarbanes-Oxley Act compliance procedures, to businesses in the Washington D.C. metro area.  From 1998 until 2003, Mr. Lyons was the Vice President, Finance, of SkyBridge Limited Partnership, an international satellite broadband start-up affiliated with Alcatel, where he secured significant amounts of capital and was an active participant in acquisition and joint venture activities. Prior to that, Mr. Lyons served in various positions at Bell Atlantic (now Verizon) and HFS, Inc., a major Department of Defense contractor. Mr. Lyons practiced as an auditor at Deloitte and Arthur Young. Mr. Lyons is a certified public accountant and received a Bachelor of Science degree in accounting, magna cum laude, from Florida Southern College.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

We have prepared the following Compensation Discussion and Analysis, or CD&A, to provide you with information that we believe is necessary to understand our executive compensation policies and decisions as they relate to the compensation of our named executive officers.

We have built, and expect to continue to build, an executive leadership team with the expertise and experience that we need as we expand our capabilities in developing biodefense, tissue protection and cancer treatment drugs based on the concept of modulation of cell death for therapeutic benefit. The market for these individuals is very competitive, particularly at this stage in our growth. Many of the companies with which we compete for executive talent are much larger and better financed than we are, with longer corporate histories, and thus may appear to potential executives to present a lower risk than we do. In order to attract and retain talented executives, we provide short-term compensation elements that rival those of our competitors, such as base salary, a performance-based annual cash bonus opportunity and a generous benefits program. However, we also try to conserve our cash resources, because we require significant amounts of capital to fund our operations and are not yet profitable. We do not fund expensive perquisites for our executives. Our executive compensation program anticipates that a significant portion of each executive's annual compensation will be in the form of stock option grants. This program is designed to provide a significant return to our executive officers if we are successful, in part, to balance the perception of higher risk.

We believe that the combination of cash and equity-based awards in our annual compensation program attracts and motivates executives to set and achieve goals that drive us to long-term success.

The Compensation Committee determines and approves the compensation level of executive officers based on an evaluation of their performance in light of our goals and objectives. The Compensation Committee of the Board of Directors is composed entirely of independent directors as such term is defined by the rules of the NASDAQ Stock Market, Inc. The Compensation Committee is responsible for implementing the Board of Director’s directives relating to the compensation of our executive officers based on an evaluation of their performance of our goals and objectives.

Our compensation policy includes:

•	base salary, which is determined on an annual basis; and
•	annual cash and stock option incentive compensation.

This section discusses the principles underlying our executive compensation policies, our decisions to date and the principles that we expect to use in coming years.

Our Named Executive Officers

For 2011, our named executive officers and their titles were as follows (“named executive officers”):

Name	Title

Dr. Michael Fonstein	President and Chief Executive Officer (current President)
Dr. Andrei Gudkov	Chief Scientific Officer
Dr. Yakov Kogan	Chief Operating Officer and Secretary (current interim Chief Executive Officer and Chief Operating Officer)
C. Neil Lyons	Current Chief Financial Officer
John A. Marhofer, Jr.	Former Chief Financial Officer

Our Executive Compensation Decision Process

Overview

Our Compensation Committee reviews and approves on a periodic basis the corporate goals and objectives with respect to the compensation for our executive officers.

Role of Executive Officers in Setting Compensation Decisions

Regarding most compensation matters, the Chief Executive Officer has historically provided recommendations to the Compensation Committee relying on his personal experience with respect to evaluating the contribution of our other executive officers. For fiscal 2012, Dr. Yakov Kogan, our Interim Chief Executive Officer is expected to be involved in compensation recommendations, with input from the other executive officers. The Compensation Committee considers, but retains the right to reject or modify, such recommendations. Although the Chief Executive Officer may attend a portion of the meetings of the Compensation Committee, neither he nor any other member of management may be present during executive sessions of the Compensation Committee. Moreover, the Chief Executive Officer may not be present when decisions with respect to his compensation are made.

Compensation Advisors

The Compensation Committee has the authority to retain compensation consultants to advise the Compensation Committee as it deems necessary to carry out its duties. In 2011, the Compensation Committee did not engage a third-party compensation consultant.

Competitive Market Analysis and Benchmarking

In reviewing and recommending the compensation of the Chief Executive Officer and other executive officers, the Compensation Committee considers the compensation awarded to officers of similarly situated companies, the respective individual’s performance, compensation given to our officers in past years, anticipated changes to future duties and other factors the Compensation Committee deems appropriate. As a framework for the Compensation Committee’s decisions regarding the compensation of the Company’s named executive officers during 2011, the Compensation Committee evaluated aggregate executive compensation data from the fiscal years 2010 and 2009 regarding the chief executive officer, chief scientific officer, chief operating officer and chief financial officer (or, in certain instances, the executive officer closest in rank and responsibility) of PharmAthene, Inc., Hemispherx Biopharma, Inc., Progenics Pharmaceuticals Inc., AVI BioPharma, Inc., Oncothyreon Inc., Enzo Biochem Inc., SIGA Technologies, Inc., Novavax, Inc., BioCryst Pharmaceuticals, Inc., Emergent BioSolutions, Inc., Rigel Pharmaceuticals, Inc., InterMune Inc., Exelixis, Inc., Seattle Genetics, Inc., Alexion Pharmaceuticals, Inc. and Human Genome Sciences Inc.

As an additional benchmark, we used the 2009 study titled “Executive Pay in the Biopharmaceutical Industry.” This study listed 408 public biopharmaceutical companies, of which 207 were used because they had annual revenues of under $25 million. In 2010, the Compensation Committee found the aggregate compensation paid to each of our named executive officers, in general, was below the compensation paid to executive officers of the selected peer group after taking into account differences, such as total research revenue, scope of supervisory responsibility of employees and other commitments between us and the peer group. Therefore, the Compensation Committee decided to increase the aggregate compensation of our executive officers to be consistent with the peer group effective on July 1, 2010.

Evaluations

The Compensation Committee evaluates at least once a year the performance of our executive officers in light of goals and objectives proposed by the executive officers and approved by the Compensation Committee. Based upon these evaluations, the Compensation Committee determines the annual compensation for our executive officers, including base salary, cash bonus and equity compensation. In its evaluation of the executive officers, the Compensation Committee considers, but is not limited to, the following:

•	overall management of the Company;

•	progress achieved by our drug candidates;

•	shareholder return;

•	maintaining successful relationships with the Board of Directors and our stockholders;

•	our financial performance with respect to the preparation of and compliance with our budget, including capital reserves;

•	success in securing new government contracts and grants and other third-party funding, and progress under such contracts and other funding arrangements once obtained;

•	financial regulatory compliance (including compliance with NASDAQ rules, the securities laws and all related regulations); and

•	relationships with regulators and compliance with government contract and grant requirements.

Our Compensation Philosophy and Program Objectives

The overall objectives of our compensation program are to attract and retain the best possible executive talent, to motivate these executives to achieve the goals and objectives within our strategic plan, to maximize the link between executive and stockholder interests through a stock option plan and to recognize overall business results. To achieve these objectives, we have developed an overall compensation strategy and specific compensation plans that tie a substantial portion of an executive officer's compensation to performance.

Our Executive Compensation Plan

Overview

The key elements of our compensation plan consist of fixed compensation in the form of base salary, and the discretion to award variable compensation in the forms of cash bonuses and stock option awards. The Compensation Committee's policies with respect to each of these elements are discussed below. In addition, while the elements of compensation described below are considered separately, the Compensation Committee takes into account the full compensation package offered by us to the individual executive officers, including insurance and other benefits.

Base Salary

Our compensation philosophy is to maintain executive base salary at a competitive level to enable us to attract and retain executives needed to accomplish our strategic plan. In determining the appropriate base salary levels and, to a lesser extent, other compensation elements, the Compensation Committee considers the scope of responsibility, prior experience and past accomplishments and anticipated changes to future job responsibilities, as well as our historical practices. Economic and business conditions affecting us are also considered. The Compensation Committee also considers historical levels of salary paid by us as well as the provisions in the various employment contracts we have with our executive officers, which are more fully discussed elsewhere in this proxy statement.

Periodic adjustments in base salary are based on our financial performance and condition and other competitive factors. The Compensation Committee takes into account non-financial performance measures such as our competitive position, scientific developments and improvements in relations with government funding agencies and investors.

Base salaries paid to our executive officers in 2011 were reviewed and set by our Compensation Committee. These base salary levels reflect our Compensation Committee’s subjective judgment, which took into account each executive’s respective position and tenure, our present needs and achievement of our pre-established scientific and business goals.

Incentive Compensation

The Compensation Committee, in its discretion, may establish incentive plans and otherwise award cash and/or equity bonuses to our executive officers. The amounts of both the cash and equity bonuses are determined based on performance, which is evaluated annually. The cash and equity bonuses for each of executive officers is based on various factors, including, among others, the achievement of various operating milestones based on scientific and business goals, our financial performance, the performance of our stock, and our establishment and compliance with satisfactory corporate governance practices. The operating milestones used in the evaluation of our annual incentive compensation are based on annual proposals made by our executive officers, which are then evaluated and approved by the Compensation Committee. Commencing in fiscal year 2012, incentive compensation for our executive officers will also be determined, in part, based on certain personal goals for each of our executive officers that will be agreed upon annually based on discussions to be held by the Compensation Committee with our executive officers. We believe that the annual incentive bonuses motivate and encourage our executive officers to fulfill the goals and objectives of our strategic plan.

Cash Bonuses. The annual cash bonus for each executive officer is determined based on a percentage of such executive officer’s base salary. Our target cash bonus for 2011 was set at 20% of base salary, with a maximum of 40% of base salary, except for Dr. Gudkov, whose percentages are doubled to reflect the lesser amount paid as a consultant. Our target cash bonus for 2012 will be 30% of base salary, with a threshold of 15% of base salary and a maximum of 60% of base salary, except for Dr. Gudkov, whose percentages will be doubled to reflect the lesser amount paid as a consultant. This target was determined by our Compensation Committee to reflect the current goals and objectives for the plan year as well as the financial condition of the Company.  Our executive officers were eligible for a bonus based on the following formula:

Base Salary	X	Bonus Target	X	Performance Factor	=	Annual Cash Bonus Amount
		(expressed as a percentage of base salary)		(based on the performance of our Company over the past year based on the evaluation factors)

Our Compensation Committee determined that our executive officers’ performance for fiscal year 2011 was 45% of the target.

Equity Bonuses. The Compensation Committee believes that granting stock options provides executive officers with a strong economic interest in maximizing stock price appreciation over the long term. The Compensation Committee also believes that the practice of granting stock options can be useful in retaining and recruiting the key talent necessary to ensure our continued success. This element of compensation has been governed by the Equity Plan. The Equity Plan is administered by our Compensation Committee, which reviews executive management’s recommendations concerning persons to be granted stock options, and determines the number of stock options to be granted to each such person, and the terms and conditions of any stock options as permitted under the Equity Plan. The exercise price of stock options is set per Cleveland BioLabs, Inc. Guidelines for Equity Awards and has been at a price not less than the Fair Market Value of a Share on the Grant Date. The options therefore do not have any value to the executive officer unless the market price of our common stock rises, which ensures that the interests of our executive officers are aligned with those of our stockholders. Through these option grants, we seek to emphasize the importance of improving the performance of our stock price, increasing stockholder value over the long term.

Our target stock option bonus for 2011 was set at 125,000 stock options, with a maximum of 250,000 stock options. Our target stock option bonus for 2012 will be 125,000 stock options, with a threshold of 50,000 stock options and maximum of 250,000 stock options. This target was determined by our Compensation Committee to reflect the current goals and objectives for the plan year as well as the financial condition of the Company. Our executive officers were eligible for a stock option bonus based on the following formula:

Target Option Amount	X	Performance Factor	=	Annual Stock Option Grant Amount
(as determined by the Compensation Committee)		(based on the performance of our Company over the past year based on the evaluation factors)

Our Compensation Committee determined that our executive officers’ performance for fiscal year 2011 was 45% of the target.

Additional Benefits and Perquisites

Our officers that are employees of the Company are entitled to participate in the benefit plans which are generally available to all employees, including health, dental, life and disability insurance. For each of these benefit plans, we make contributions to the premiums paid to the plans. We also offer a 401(k) defined contribution plan and makes contribution to the 401(k) plan. In each case, we offer these benefits to our executive officers on the same basis as our other employees.

Severance and Change in Control Agreements

We also provide certain of our executive officers with severance and change of control arrangements in their employment contracts. We believe that severance and change of control packages are a common characteristic of compensation for executive officers. They are intended to provide our executive officers with a sense of security in making the commitment to dedicate their professional careers to our success. Due to our size relative to other public companies and our operating history, we believe that severance and change in control arrangements are necessary to help us attract and retain necessary skilled and qualified executive officers to continue to grow our business.

Our Compensation Policies

Section 162(m) Policy

The Compensation Committee has found it unnecessary to consider the applicability of Section 162(m) of the Code because no executive officer receives compensation in excess of one million dollars.

Common Stock Ownership Requirements

While we have not adopted a formal written policy on common stock ownership requirements, part of our compensation philosophy involves common stock ownership by our executive officers, because we believe that it helps to align their financial interests with those of our stockholders. We also recognize, on the other hand, that our executive officers cannot acquire more than 10% of our common stock without triggering adverse tax consequences. In addition, we expect our executive officers to abide by the provisions of our Disclosure Policy and Insider Trading Policy.

Timing of Awards

The Compensation Committee has the authority to issue equity awards under our Equity Plan. We expect that the Compensation Committee will continue making option awards to our executive officers when appropriate. The Compensation Committee strives to ensure that any award is made in such a manner to avoid even the appearance of manipulation because of its award date.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of our Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, which appears elsewhere in this proxy statement, with our management. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in our proxy statement.

Members of the Compensation Committee James J. Antal (Chairperson) Bernard L. Kasten David C. Hohn

RISKS RELATED TO COMPENSATION PRACTICES AND POLICIES

Our company regularly assesses risks related to our compensation programs, including our executive compensation programs, and we do not believe that the risks arising from our compensation policies and practices are reasonably likely to have a material adverse effect on our company. At the Compensation Committee’s direction, management provides ongoing information to the Compensation Committee regarding compensation factors which could mitigate or encourage excessive risk-taking. In its discussions, the Compensation Committee considered the attributes of our programs, including:

•	significant management oversight over employee compensation;

•	a balance of annual and milestone- or target-based incentives for senior executives;

•	the use of multiple objective performance metrics; and

•	stock ownership guidelines that are reasonable and align executives’ interests with those of our stockholders.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table shows the total compensation paid or accrued during the last three fiscal years ended December 31, 2009, 2010 and 2011 to (1) our Chief Operating Officer and Secretary in 2011 (our current Interim Chief Executive Officer and Chief Operating Officer), (2) our President and Chief Executive Officer in 2011 (our current President), (3) our current Chief Financial Officer, (4) our Chief Scientific Officer and (5) our former Chief Financial Officer.

Name and Principal Position	Year	Salary (1) ($)	Bonus ($)	Option Awards (2) ($)	Non-Equity Incentive Plan Compensation (3) ($)	All Other Compensation ($)	Total ($)
Yakov Kogan Chief Operating Officer and Secretary in 2011 (current Interim Chief Executive Officer and Chief Operating Officer)	2011 2010 2009	311,975 259,248 217,686	- - -	743,557 (5) 252,000 (5) -	23,577 59,844 68,571	10,856 (7) 9,489 (7) 1,814 (7)	1,089,965 580,581 288,071
Michael Fonstein President and Chief Executive Officer in 2011 (current President)	2011 2010 2009	385,326 303,268 235,000	- - -	743,557 (5) 252,000 (5) -	30,179 76,600 74,025	15,694 (8) 11,098 (8) 11,179 (8)	1,174,756 642,966 320,204
C. Neil Lyons Current Chief Financial Officer	2011 2010 2009	83,336 (4) - -	- - -	217,500 (6) - -	7,500 - -	9,845 (9) - -	318,181 - -
Andrei Gudkov Chief Scientific Officer	2011 2010 2009	184,882 143,193 110,000	- - -	743,557 (5) 252,000 (5) -	24,476 62,238 69,300	- - -	952,915 457,431 179,300
John A. Marhofer, Jr. Former Chief Financial Officer	2011 2010 2009	216,082 201,828 165,856	- - -	743,557 (5) 252,000 (5) -	- 50,269 52,245	97,043 (10) 7,587 (7) 6,081 (7)	1,056,682 511,684 224,182

(1)
Base salary includes compensation received from our consolidated, majority-owned subsidiary, Incuron, LLC.  For 2011, Messrs. Kogan, Fonstein, Gudkov and Marhofer earned $50,000, $50,000, $50,000 and $14,583, respectively.  For 2010, Messrs. Kogan, Fonstein, Gudkov and Marhofer earned $20,833, $20,833, $20,833 and $10,417, respectively.

(2)
These amounts represent the aggregate grant date fair value for stock awards granted in fiscal years 2011, 2010 and 2009, respectively, computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 6 to our Financial Statements, included in our Annual Report on Form 10-K for the year ended December 31, 2011. For a discussion of the stock options granted in respect of services provided in the year ended December 31, 2011, see the discussion under “Compensation Discussion and Analysis—Our Executive Compensation Plan—Incentive Compensation” and “—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table.”

(3)	The Company’s cash bonuses are paid under our executive compensation plan. As such, the bonus amounts are reported in the column “Non-Equity Incentive Plan Compensation.”

(4)	Mr. Lyons commenced services as the Company’s Chief Financial Officer on September 1, 2011.

(5)
Represents (i) options to purchase 149,609 shares of common stock, granted in March 2011 for performance during fiscal 2010, which vested immediately and have an exercise price of $7.16 per share (the market price of our common stock on the date immediately after the grant), and (ii) options to purchase 105,000 shares of common stock, granted in May 2010 for performance during fiscal 2009, which vested immediately and have an exercise price of $3.44 per share (the market price of our common stock on the date immediately after the grant).

(6)
Represents (i) options to purchase 125,000 shares of common stock, granted in September 2011, which vest in four annual tranches with the first tranche vesting upon issuance and have an exercise price of $2.41 per share (the market price of our common stock on the date of grant).

(7)	Consists primarily of 401(k) matching contributions.

(8)	Consists primarily of reimbursement for commuting from primary residence in Illinois.

(9)	Consists of reimbursement for commuting from primary residence in Maryland and 401(k) matching contributions.

(10)	Consists of 401(k) matching contributions and severance in the amount of $91,689.

Grants of Plan-Based Awards

The following table shows information regarding grants of non-equity incentive plan awards and grants of equity awards that we made during the fiscal year ended December 31, 2011 to each of the executive officers named in the Summary Compensation Table.

Estimated Possible Payouts Under Non-Equity Incentive Plan Awards
Name	Grant Date	Compensation Committee Action Date	Threshold ($)	Target ($)	Maximum ($)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
Yakov Kogan	- 3/21/11	- 3/18/11	- -	52,394 -	104,788 -	- 149,609	- $7.16	- $743,557
Michael Fonstein	- 3/21/11	- 3/18/11	- -	67,064 -	134,128 -	- 149,609	- $7.16	- $743,557
C. Neil Lyons (1)	- 9/1/11	- 8/4/11	- -	16,667 -	33,333 -	- 125,000	- $2.41	- $217,500
Andrei Gudkov	- 3/21/11	- 3/18/11	- -	54,490 -	108,979 -	- 149,609	- $7.16	- $743,557
John A. Marhofer, Jr.	3/21/11	3/18/11	-	-	-	149,609	$7.16	$743,557

(1)	Estimated possible payout amounts for Mr. Lyons are adjusted to reflect his employment commencement date of September 1, 2011.

The amounts in the “Estimated Possible Payouts Under Non-Equity Incentive Plan Awards” columns represent the minimum, target and maximum amounts that our named executive officers were eligible for pursuant to our executive compensation plan. Actual amounts paid to each of the named executive officers under this plan for performance in 2011 are set forth in the Summary Compensation Table above.

As discussed in footnote (2) to the Summary Compensation Table above, the stock options in the table above represent stock option awards granted in the year ended December 31, 2011 and the grant date fair value relating thereto computed in accordance with FASB ASC Topic 718. For a discussion of the stock options granted in respect of services provided in the year ended December 31, 2011, see the discussion under “Compensation Discussion and Analysis—Our Executive Compensation Plan—Incentive Compensation” and “—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table.”

Option Exercises

There were no exercises of stock options by any of our named executive officers during the fiscal year ended December 31, 2011.

Pension Benefits

We do not have any qualified or non-qualified defined benefits plans.

Nonqualified Deferred Compensation

We do not have any nonqualified defined contribution plans or other deferred compensation plan.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Yakov Kogan and Michael Fonstein

We entered into employment agreements dated as of August 1, 2004 with Michael Fonstein, our President, and Yakov Kogan, our Interim Chief Executive Officer and Chief Operating Officer. These agreements have three-year initial terms and are renewed pursuant to their terms for successive one-year periods, unless earlier terminated in accordance with their terms.

Dr. Kogan was paid a base salary at an annual rate of $261,969 during fiscal year 2011.  In addition, Dr. Kogan is eligible to earn an annual bonus based on corporate targets set by the Board of Directors on an annual basis. For fiscal year 2012, if Dr. Kogan meets his bonus targets, he will be entitled to a bonus of 30% of his annual salary which may be increased up to a maximum cash bonus amount equal to 60% of his salary depending on performance.  For fiscal year 2012, if Dr. Kogan meets his bonus targets, he will also be entitled to a stock option award of 125,000 stock options, which may be increased to up to 250,000 depending on performance. For fiscal year 2011, Dr. Kogan earned a cash bonus of $23,577, which was approximately 9.0% of Dr. Kogan’s base salary. As part of his bonus for fiscal year 2011, Dr. Kogan also was awarded stock options to purchase 56,250 shares of our common stock, which were granted in January 2012 and are not reflected in the tables above. In fiscal year 2011, Dr. Kogan received stock options to purchase 149,609 shares of our common stock, which were awarded as part of his bonus for 2010. All such options were fully vested upon grant.  In addition, Dr. Kogan was paid $10,478 in fiscal year 2011 for 401(k) matching contributions.

Dr. Fonstein was paid a base salary at an annual rate of $335,320 during fiscal year 2011. In addition, Dr. Fonstein is eligible to earn an annual bonus based on corporate targets set by the Board of Directors on an annual basis.  For fiscal year 2012, if Dr. Fonstein meets his bonus targets, he will be entitled to a bonus of 30% of his annual salary which may be increased up to a maximum cash bonus amount equal to 60% of his salary depending on performance. For fiscal year 2012, if Dr. Fonstein meets his bonus targets, he will also be entitled to a stock option award of 125,000 stock options, which may be increased to up to 250,000 depending on performance. For fiscal 2011, Dr. Fonstein earned a cash bonus of $30,179, which was approximately 9.0% of Dr. Fonstein’s base salary. As part of his bonus for fiscal year 2011, Dr. Fonstein also was awarded stock options to purchase 56,250 shares of our common stock, which were granted in January 2012 and are not reflected in the tables above. In fiscal year 2011, Dr. Fonstein received stock options to purchase 149,609 shares of our common stock, which were awarded as part of his bonus for 2010. All such options were fully vested upon grant.  In addition, Dr. Fonstein was paid $15,316 in fiscal year 2011 for reimbursement of his commuting costs from Chicago, Illinois to our headquarters.

Each employment agreement provides that such agreement may automatically be terminated on the date of such executive’s death. Furthermore, each of the employment agreements permits us to terminate either Dr. Kogan or Dr. Fonstein upon written notice at any time due to such executive’s permanent disability or for cause, without cause or for any or no reason.

If either Dr. Kogan or Dr. Fonstein is terminated by us without cause as described in their respective agreement, he would be entitled to severance pay equal to six months of his annual salary. Pursuant to amendments to each employment agreement to effect compliance with Section 409A of the Internal Revenue Code, such severance will not be paid until the earlier of six months and one day after termination or the executive’s death. The employment agreements also contain confidentiality, assignment of inventions, non-competition and non-solicitation provisions to help protect the value of our intellectual property.

Andrei Gudkov

During the year ended December 31, 2011, our Chief Scientific Officer, Andrei Gudkov, served in such capacity pursuant to a consulting agreement dated as of January 1, 2010. Dr. Gudkov’s consulting agreement has an initial term of one year and automatically renews for successive one-year periods, unless earlier terminated in accordance with its terms.

Pursuant to the consulting agreement, Dr. Gudkov received base compensation at an annual rate of $184,882 in fiscal year 2011. Pursuant to the consulting agreement, Dr. Gudkov is deemed an executive officer of the Company and is eligible to participate in our executive compensation plan.  In addition, Dr. Gudkov is eligible to earn an annual bonus based on corporate targets set by the Board of Directors on an annual basis. For fiscal year 2012, if Dr. Gudkov meets his bonus targets, he will be entitled to a bonus of 60% of his annual base compensation which may be increased up to a maximum cash bonus amount equal to 120% of his base compensation depending on performance.  For fiscal year 2012, if Dr. Gudkov meets his bonus targets, he will also be entitled to a stock option award of 125,000 stock options, which may be increased to up to 250,000 depending on performance. Under our executive compensation plan, for fiscal year 2011, Dr. Gudkov earned a cash bonus of $24,476, which was approximately 18% of Dr. Gudkov’s annual base compensation for fiscal year 2010. As part of his bonus for fiscal year 2011, Dr. Gudkov also was awarded stock options to purchase 56,250 shares of our common stock, which were granted in January 2012 and are not reflected in the tables above. In fiscal year 2011, Dr. Gudkov received stock options to purchase 149,609 shares of our common stock, which were awarded as part of his bonus for 2010.

The consulting agreement permits us to terminate such agreement upon written notice only “for cause.” The consulting agreement also permits either party to terminate such agreement without cause upon 14 days written notice to the other party. The consulting agreement also contains confidentiality and assignment of inventions provisions to help protect the value of our intellectual property, and an indemnification provision for the benefit of Dr. Gudkov.

John A. Marhofer, Jr.

During the year ended December 31, 2011, our former Chief Financial Officer, John A. Marhofer, Jr., did not have an employment agreement with us. However, as an executive officer of the Company, Mr. Marhofer was compensated under our executive compensation plan. Mr. Marhofer was paid a base salary at an annual rate of $220,054 from January 2011 through July 2011, after which time he was no longer employed by the Company. In fiscal year 2011, Mr. Marhofer received stock options to purchase 149,609 shares of our common stock, which were awarded as part of his bonus for 2010. In addition, Mr. Marhofer was paid $5,134.64 in fiscal year 2011 for 401(k) matching contributions. Mr. Marhofer was also paid $91,689 in fiscal year 2011 as severance payment.

C. Neil Lyons

We entered into an employment agreement dated as of August 4, 2011 with C. Neil Lyons, our Chief Financial Officer, effective September 1, 2011.  The employment agreement provides that Mr. Lyons’ initial employment term will extend until August 31, 2012 and, thereafter, his employment term will be renewed pursuant to terms of the employment agreement for successive one-year periods, unless earlier terminated in accordance with its terms.

Mr. Lyons was paid a base salary at an annual rate of $250,000 from September 2011 to December 2011 and was awarded stock options to purchase 125,000 shares of the Company’s common stock, of which 25% vested on the date on which Mr. Lyons commenced his employment, and 25% will vest on each of the one, two and three year anniversary dates of the commencement of employment.  As an executive officer of the Company, Mr. Lyons is eligible to earn an annual bonus based on corporate targets set by the Board of Directors on an annual basis. For fiscal year 2012, if Mr. Lyons meets his bonus targets, he will be entitled to a bonus of 30% of his annual base compensation which may be increased up to a maximum cash bonus amount equal to 60% of his base compensation depending on performance.  For fiscal year 2011, Mr. Lyons earned a cash bonus of $7,500, which was 9.0% of Mr. Lyon’s base salary. As part of his bonus for fiscal year 2011, Mr. Lyons also was awarded stock options to purchase 18,750 shares of our common stock, which were granted in January 2012 and are not reflected in the tables above. For fiscal year 2012, if Mr. Lyons meets his bonus targets, he will also be entitled to a stock option award of 125,000 stock options, which may be increased to up to 250,000 depending on performance.

The employment agreement provides that such agreement may automatically be terminated on the date of Mr. Lyons’ death. Furthermore, the employment agreement permits us to terminate Mr. Lyons upon written notice at any time due to such executive’s permanent disability, for cause, without cause or for any or no reason.

If Mr. Lyons was terminated by us without cause as described in the agreement, he would be entitled to severance pay equal to six months of his annual salary. Pursuant to the employment agreement, to effect compliance with Section 409A of the Internal Revenue Code, such severance would not be paid until the earlier of six months and one day after termination or the his death. The employment agreement also contains confidentiality, assignment of inventions, non-competition and non-solicitation provisions to help protect the value of our intellectual property.

Outstanding Equity Awards at Fiscal Year-End

The following table shows grants of stock options outstanding on the last day of the fiscal year ended December 31, 2011, including both awards subject to performance conditions and non-performance-based awards, to each of the executive officers named in the Summary Compensation Table.  There were no stock option exercises by any of our named executive officers during the fiscal year ended December 31, 2011. There were no outstanding stock awards to the executive officers named in the Summary Compensation Table on the last day of the fiscal year ended December 31, 2011.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Yakov Kogan	149,609 105,000 137,250 37,500	-	-	7.16 3.44 4.00 8.36	3/20/2021 5/17/2020 2/3/2018 4/5/2017
Michael Fonstein	149,609 105,000 137,250 37,500	-	-	7.16 3.44 4.00 8.36	3/20/2021 5/17/2020 2/3/2018 4/5/2017
C. Neil Lyons	31,250		93,750	2.41	8/31/2021
Andrei Gudkov	149,609 105,000 137,250 37,500	-	-	7.16 3.44 4.00 8.36	3/20/2021 5/17/2020 2/3/2018 4/5/2017
John A. Marhofer, Jr.	149,609 105,000 91,500 25,000 20,000 23,184	-	-	7.16 3.44 4.00 8.36 4.50 0.67	7/30/2014 7/30/2014 7/30/2014 7/30/2014 7/30/2014 7/30/2014

Potential Payments upon Termination or Change-In-Control

The following descriptions are based on the employment agreements of Messrs. Fonstein, Kogan and Lyons and the consulting agreement of Dr. Gudkov that were in effect as of December 31, 2011.

Pursuant to the employment agreements of Dr. Kogan, Dr. Fonstein and Mr. Lyons, if such executive is terminated for “cause” or resigns, we would not have any further obligations, except the payment of any base salary and reimbursable expenses accrued through the date of termination of such executive. If such executive is terminated by us without cause as described in his employment agreement, he would be entitled to severance pay equal to six months of his annual salary. If such executive is terminated due to a permanent disability or death, he would be entitled to receive severance pay equal to the base salary that would have been payable if he had continued his employment for the remaining term under his employment agreement. However, if such executive becomes permanently disabled or dies as a result of, or in conduct of, his employment duties under his employment agreement, he would be entitled to severance pay equal to his base salary that would have been payable had he continued his employment for a period of no less than eighteen months. In order to comply with Section 409A of the Internal Revenue Code, in certain instances, such severance may be delayed until the earlier of six months and one day after such executive’s separation from service or his death.

Under the employment agreements for Dr. Fonstein, Dr. Kogan and Mr. Lyons, a “permanent disability” will be deemed to occur if such executive suffers a physical or mental illness, injury or infirmity that prevents him from performing, with or without reasonable accommodations, his essential job functions, for a total period of 120 days in any 360-day period. “Cause,” as defined in the employment agreements, includes, among others, the following events, as determined in the reasonable good faith judgment of the Board of Directors:

•
the failure of such executive to perform his duties or comply with reasonable directions of the Board of Directors which continues for ten days after the Board of Directors has given written notice to such executive, specifying in reasonable detail the manner in which such executive has failed to perform such duties or comply with such directions;

•
the determination by the Board of Directors in the exercise of its reasonable judgment that such executive has committed an act or acts constituting a felony, dishonesty or disloyalty with respect to the Company or fraud;

•
the determination by the Board of Directors in the exercise of its reasonable judgment that such executive has committed an act, or has failed to take action, which act or failure to take action adversely affects the Company’s business or reputation or indicates alcohol abuse or drug use by such executive that adversely affects his performance of the essential job functions hereunder; or

•
the breach, non-performance or non-observance of any of the terms of such executive’s employment agreement (other than as described in the first bullet above) or any other agreement to which such executive and the Company are parties, by such executive, if such breach, non-performance or non-observance shall continue beyond a period of ten business days immediately after written notice thereof by the Company to such executive.

Pursuant to Dr. Gudkov’s consulting agreement, Dr. Gudkov  may be terminated by us, effective immediately, if he (a) breaches or threatens to breach the provisions relating to inventions and proprietary information, (b) engages in any malfeasance, misconduct or conduct likely to cause reputational harm to the Company, (c) enters into a relationship with a third party that creates a conflict of interest with his consulting services to the Company, (d) fails to perform or neglects his duties after written notice from the chief executive officer, or (e) dies or becomes physically or mentally disabled such that in the Company’s reasonable judgment, Dr. Gudkov cannot perform his duties. The consulting agreement permits either Dr. Gudkov or us to terminate the consulting agreement upon 14 days’ notice. Following termination, we are required to pay Dr. Gudkov all fees owing for services rendered prior to the termination date.

The following table summarizes the payments that would have been made to our named executive officers under the employment or consulting agreements, as applicable, upon a termination on December 31, 2011.

Name	Voluntary Termination/ Termination for Cause	Termination Without Cause	Death or Disability In Performance of Duty
Yakov Kogan	-	$130,985	$392,954
Michael Fonstein	-	$167,660	$502,980
C. Neil Lyons	-	$125,000	$375,000
Andrei Gudkov	-	-	-

Actual amounts that the named executive officers could receive in the future as a result of a termination of employment could differ materially from the amounts set forth above as a result of, among other things, changes in their base salaries, changes in our stock price and the vesting and grants of additional equity awards.

Director Compensation

The following is a description of the standard compensation arrangements under which our directors are compensated for their service as directors, including as members of the various committees of our board. Each of our directors whose compensation is disclosed above is not compensated in addition to the compensation they receive as an executive officer of the Company.

For their service during 2011, each of our independent directors was entitled to receive an annual retainer of $50,000.  In addition to the annual retainer, the chairperson of the Audit Committee (Mr. Antal) received an annual fee of $15,000 and the other members of the Audit Committee (Messrs. Kasten and Hohn) each received an annual fee of $10,000. The chairperson of the Compensation Committee (Mr. Antal) received an annual fee of $7,500 and the other members of the Compensation Committee (Messrs. Antal and Hohn) each received $5,000. Each member of the Nominating and Corporate Governance Committee (Messrs. Kasten, DiCorleto, and Hohn), including the chairperson, received an annual fee of $2,500. For the year ending December 31, 2011, we granted to each of our independent directors options to purchase 35,000 shares of common stock at an exercise price of $2.44 per share. All of those options were awarded on August 12, 2011, vested immediately upon grant and are exercisable for ten years. Each of our independent directors is also reimbursed for reasonable out-of-pocket expenses incurred in attending Board or Board committee meetings.

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2011 to each of our directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1)($)	Option Awards (2)($)	Total ($)
(a)	(b)	(c)	(d)	(h)
Bernard L. Kasten	$61,250	$0	$58,450	$119,700
David C. Hohn	$50,625	$0	$58,450	$109,075
James J. Antal	$66,250	$0	$58,450	$124,700
Paul E. DiCorleto	$46,250	$0	$58,450	$104,700
H. Daniel Perez	$10,625	$0	$0	$10,625

(1)
These amounts represent the grant date fair value of stock awards granted to each director in 2011 computed in accordance with FASB ASC Topic 718.  A discussion of the assumptions used in determining grant date fair value may be found in Note 6 to our Financial Statements, included in our Annual Report on Form 10-K for the year ended December 31, 2011.

(2)
These amounts represent the grant date fair value of options granted to each director in 2011 computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 6 to our Financial Statements, included in our Annual Report on Form 10-K for the year ended December 31, 2011.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2011, regarding shares of common stock that may be issued under the Company’s equity compensation plans, including the Equity Plan.  Information is included for both equity compensation plans approved by the Company’s stockholders and not approved by the Company’s stockholders (which date back to before the Company became a reporting company under the Exchange Act).

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	4,003,987	$5.25	1,344,059
Equity compensation plans not approved by security holders (2)	113,992	$3.72	-
Total	4,117,979	$5.21	1,344,059

(1)	Consists of the Equity Plan.

(2)
The number shown consists of shares to be issued upon equity grants made by us prior to our initial public offering, when we did not have any defined equity compensation plans approved by our stockholders.

REPORT OF AUDIT COMMITTEE

The Board of Directors maintains an Audit Committee comprised of three non-employee members of the Board of Directors. After reviewing the qualifications of the current members of the committee, and any relationships they may have with the Company that might affect their independence from the Company, the Board of Directors has determined that (1) all current members of the Audit Committee are “independent” as that concept is defined in Section 10A of the Exchange Act, (2) all current members of the Audit Committee are “independent” as that concept is defined in The NASDAQ Marketplace Rules, (3) all current members of the Audit Committee are financially literate, and (4) Mr. Antal qualifies as an audit committee financial expert under the applicable rules promulgated pursuant to the Securities Exchange Act of 1934, as amended.

The Audit Committee’s role and responsibilities are set forth in our charter adopted by the Board of Directors, which is available on our website at www.cbiolabs.com. The Audit Committee reviews and reassesses our charter annually and recommends any changes to the Board of Directors for approval.  The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Meaden & Moore, Ltd.  The members of the Audit Committee are not professional auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent auditors, nor can the Audit Committee certify that the independent auditors are “independent” under applicable rules. The Audit Committee serves in a board-level oversight role in which it provides advice, counsel and direction to management and the auditors based on the information it receives, on discussions with management and the auditors, and on the members of the Audit Committee’s experience in business, financial and accounting matters. The Audit Committee has the authority to engage its own outside advisors, apart from counsel or advisors hired by management, as it determines appropriate, including experts in particular areas of accounting. Management is responsible for the reporting processes and preparation and presentation of financial statements and the implementation and maintenance of internal controls. The Company’s independent auditors are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles in the United States.

In fulfilling its responsibilities for the financial statements for fiscal year 2011, the Audit Committee took the following actions:

• Reviewed and discussed the audited financial statements for the fiscal year ended 2011 with management and Meaden & Moore, Ltd., our independent registered public accounting firm;

• Discussed with Meaden & Moore, Ltd. the matters required to be discussed in accordance with  Statement on Auditing Standards No. 61, as amended, (AICPA, Professional Standards, Vol. 1, AU Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

• Received written disclosures from Meaden & Moore, Ltd. regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board and communication with Meaden & Moore, Ltd. regarding their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Meaden & Moore, Ltd., the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended 2011 for filing with the SEC.

Members of the Audit Committee James J. Antal (Chairperson) Bernard L. Kasten David C. Hohn

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our records reflect that all reports which were required to be filed pursuant to Section 16(a) of the Exchange Act were filed on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Pursuant to our Code of Conduct, the Audit Committee must provide written approval in advance for any transaction that could involve an actual, potential or perceived conflict of interest, including transactions where employees or directors have a substantial financial interest in any of our competitors, customers or suppliers, or where gifts or loans of value in excess of $200 are received in a year from our suppliers, customers or competitors. The policy also requires advance written approval where an employee or director owns a substantial interest in an entity that has a prospective business relationship with, or is a competitor of, us.

Pursuant to our existing license agreement with The Cleveland Clinic Foundation (“CCF”), we have paid, as of December 31, 2011, $450,000 in milestone payments. During the year ending December 31, 2011, we paid $2,558 to CCF. As of December 31, 2011, CCF beneficially owned less than 5% of our common stock. Dr. DiCorleto, one of our directors, is the Chairman of the Lerner Research Institute of the Cleveland Clinic. In making the determination of independence with respect to Dr. DiCorleto, the Nominating and Corporate Governance Committee of the Board of Directors, with Dr. DiCorleto abstaining from the determination, considered Dr. DiCorleto’s affiliation with the Cleveland Clinic and satisfied itself that this affiliation does not detract or interfere with Dr. DiCorleto’s ability to exercise independent judgment in carrying out his responsibilities as director and serving the best interests of our stockholders.

Our Chief Scientific Officer and Board member, Dr. Andrei Gudkov, is the Senior Vice President of Basic Science and the Chairman of the Department of Cell Stress Biology at Roswell Park Cancer Institute (“RPCI”). We subcontract Dr. Gudkov’s laboratory at RPCI to perform certain research and development studies for us, and also purchase certain core products and services from RPCI, including mice, the housing and storage of mice, irradiator services, DNA sequencing and blood analysis. In 2011, we paid RPCI $2,689,503 for funding Dr. Gudkov’s laboratory. We also recognized $2,317,218 in revenue from RPCI during the year ended December 31, 2011.

Dr. Hohn, our director, is the Executive Director of Health Policy at the Cancer Center at RPCI. In making the determination of independence with respect to Dr. Hohn, the Nominating and Corporate Governance Committee of the Board of Directors considered Dr. Hohn’s affiliation with the Roswell Institute and satisfied itself that this affiliation does not detract or interfere with Dr. Hohn’s ability to exercise independent judgment in carrying out his responsibilities as director upon his election and serving the best interests of our stockholders.

On March 1, 2010 we hired Leah Brownlee who serves in the position of Vice President – Compliance and Operations. Ms. Brownlee is the spouse of Dr. Yakov Kogan who is a member of our Board and our Interim Chief Executive Officer. During the year ended December 31, 2011, Ms. Brownlee was paid a base salary of $176,000, received cash bonuses of $24,000, and received common stock valued at $4,500. During the year ending December 31, 2011, Ms. Brownlee received options exercisable into 13,767 shares of common stock at a weighted average exercise price of $4.20 per share.

ELECTION OF DIRECTORS

(Notice Item 1)

Our Board of Directors consists of seven directors, each of whom is a nominee in the current election.

If elected, the seven nominees for election as directors at our 2012 Annual Meeting of Stockholders will serve for one year terms expiring at our 2013 Annual Meeting of Stockholders. The Board of Directors recommends that the stockholders vote in favor of the election of the nominees named in this proxy statement to serve as our directors. See “Management and Corporate Governance—The Board of Directors” above.

In accordance with NASDAQ Marketplace Rule 5605(b)(1), and the standard of independence defined in NASDAQ Marketplace Rule 5605(a)(2), “independent directors” currently make up a majority of our Board of Directors. Our independent directors who are nominees are James J. Antal, Paul E. DiCorleto, Bernard L. Kasten, and David C. Hohn. In making the determination of independence with respect to Dr. DiCorleto, the Nominating and Corporate Governance Committee of the Board of Directors, with Dr. DiCorleto abstaining from the determination, considered Dr. DiCorleto’s affiliation with the Cleveland Clinic and satisfied itself that this affiliation does not detract or interfere with Dr. DiCorleto’s ability to exercise independent judgment in carrying out his responsibilities as director and serving the best interests of our stockholders. In making the determination of independence with respect to Dr. Hohn, the Nominating and Corporate Governance Committee of the Board of Directors considered Dr. Hohn’s affiliation with the Roswell Park Center Institute and satisfied itself that this affiliation will not detract or interfere with Dr. Hohn’s ability to exercise independent judgment in carrying out his responsibilities as director upon his election and serving the best interests of our stockholders.

The Nominating and Corporate Governance Committee of the Board has reviewed the performance of the Board, and has recommended that all nominees be approved for reelection. Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of Messrs. Kasten, Antal, DiCorleto, Fonstein, Gudkov, Kogan and Hohn.  In the event that either nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee’s place.  We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

A plurality of the shares voted “FOR” each nominee at the Meeting is required to elect each nominee as a director.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF MESSRS. KASTEN, ANTAL, DICORLETO, FONSTEIN, GUDKOV, KOGAN AND HOHN AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Notice Item 2)

The Audit Committee has appointed Meaden & Moore, Ltd. as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2012.  The Board proposes that the stockholders ratify this appointment.  Meaden & Moore, Ltd. audited our financial statements for the fiscal year ended December 31, 2011.  We expect that representatives of Meaden & Moore, Ltd. will be present at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In the event the stockholders do not ratify the appointment of Meaden & Moore, Ltd. as our independent registered public accounting firm, the Audit Committee will reconsider its appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of us and our stockholders.

The affirmative vote of a majority of the shares cast affirmatively or negatively at the Annual Meeting is required to ratify the appointment of the independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPOINTMENT OF MEADEN & MOORE, LTD. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

Principal Accountant Fees and Services

Meaden & Moore, Ltd. acts as the principal auditor for us and also provides certain audit-related services. We have entered into an engagement agreement with Meaden & Moore, Ltd. that sets forth the terms by which Meaden & Moore, Ltd. will perform audit services for us. That agreement is subject to alternative dispute resolution procedures and an exclusion of punitive damages.

The Audit Committee pre-approves all services provided by Meaden & Moore, Ltd. to us. In pre-approving services, the Audit Committee considers whether such services are consistent with the SEC’s rules on auditor independence. The fees for the services provided by Meaden & Moore, Ltd. to us are set forth below:

Audit Fees

Audit Fees were $125,895 for the year ended December 31, 2011 and were $91,416 for the year ended December 31, 2010. Audit Fees consisted of work performed in the audit of financial statements, and the audit of the Company’s internal controls over financial reporting, and work performed in connection with quarterly financial statement reviews, statutory audits, consultation regarding financial accounting and/or reporting standards, filings with the SEC and comfort letters.

Audit-Related Fees

There were no fees billed by Meaden & Moore, Ltd. for Audit-Related Fees during the years ended December 31, 2011 and December 31, 2010.

Tax Fees

There were no fees billed by Meaden & Moore for Tax Fees during the years ended December 31, 2011 and December 31, 2010.

All Other Fees

There were no fees billed by Meaden & Moore for Other Fees during the years ended December 31, 2011 and December 31, 2010.

ADVISORY VOTE ON EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT

(Notice Item 3)

We are seeking your advisory vote on the approval of the compensation of our named executive officers as described in the Compensation Discussion and Analysis, the compensation tables and the related material contained in this proxy statement. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board of Directors. However, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Our compensation philosophy is designed to align each executive’s compensation with our short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our executives is directly related to performance factors that measure our progress against the goals of our strategic and operating plans, as well as our performance against that of our peer companies. Furthermore, a significant proportion of our executive compensation is paid in the form of stock options, aligning our executive’s interests with those of our stockholders. We believe that our executive compensation is designed to promote the creation of long-term stockholder value and position the Company for long-term success.

Stockholders are urged to read the “Compensation Discussion and Analysis” section of this proxy statement, which discusses how our compensation policies and procedures implement our compensation philosophy. The Compensation Committee and the Board of Directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving its goals.

In accordance with the rules recently adopted by the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2011 Annual Meeting:

“RESOLVED, that the compensation paid to the named executive officers of Cleveland BioLabs, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related material disclosed in the proxy statement, is hereby APPROVED.”

The affirmative vote of a majority of the shares cast affirmatively or negatively at the Annual Meeting is required to approve, on an advisory basis, this resolution.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

APPROVAL OF SECOND AMENDMENT TO EQUITY PLAN

(Notice Item 4)

On April 20, 2012, the Board of Directors, acting on the recommendation of the Compensation Committee, unanimously adopted the Second Amendment to the Equity Plan, a copy of which is attached as Appendix A hereto.  The purpose of the Second Amendment is to increase the number of shares of common stock authorized to be issued under the Equity Plan by 3,000,000 shares. As of the record date, there were 1,018,925 shares reserved and available for issuance under the Equity Plan. Upon stockholder approval of the Second Amendment, the number of shares of common stock authorized to be issued under the Equity Plan will increase by 3,000,000 shares. All other terms of the Equity Plan shall remain the same. A copy of the First Amendment to the Equity Plan is attached as Appendix B hereto, and a copy of the Equity Plan is attached as Appendix C hereto.

The Company’s philosophy on compensation is to provide employees, consultants and directors with equity participation linked to long-term stock price performance, while at the same time remaining sensitive to the potential impact on our other stockholders. We believe that offering broad-based equity compensation helps to attract and retain employees, motivates participants to achieve long-term Company goals, and further aligns participants’ interests with those of the Company’s other stockholders. Employees with a stake in the future success of our business are motivated to achieve long-term growth and thus maximize stockholder value. The purpose of this proposal is to provide sufficient reserves of shares, based on our current business plans, to ensure the Company’s ability to continue to provide employees, consultants and directors with an equity stake in the Company.

The Board of Directors recommends approval of the Second Amendment to permit the issuance of the increased number of shares of common stock. The Board of Directors believes that this proposed increase is in the best interests of the Company and the stockholders. In the event that this proposal is not approved by our stockholders, and as a consequence we are unable to continue to grant equity awards at competitive levels, the Board of Directors believes that it will negatively affect our ability to meet our need for highly qualified personnel and our ability to manage future growth. In addition, stockholder approval of the Second Amendment is necessary in order for us to be able to grant performance-based awards that qualify for the exception to the deductibility limit set forth in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

The description below of the material terms of the Equity Plan is just a summary. This summary is subject to the specific provisions in the full text of the Equity Plan, as amended by the Second Amendment, attached as Appendix A hereto.

MATERIAL FEATURES OF THE EQUITY PLAN

The purpose of the Equity Plan is to enable the Company to grant equity or cash awards to eligible officers, employees, directors and consultants at levels we believe will motivate superior performance, help us attract and retain outstanding personnel, motivate participants to achieve long-term Company goals, and further align participants’ interests with those of the Company’s other stockholders. Below is a summary of the key elements of the Equity Plan.

Administration

The Equity Plan will be administered by the Compensation Committee, or another committee, appointed by the Board (generally referred to as the “Compensation Committee” in this proposal) consisting of three or more members of the Board all of whom are intended to be "non-employee directors" as defined by Section 16 of the Exchange Act and "outside directors" within the meaning of Section 162(m) of the Code.

Stock Subject to the Equity Plan

As described above, if this proposal is approved by the stockholders, an additional 3,000,000 shares of common stock would be available for delivery upon exercise of equity awards under the Equity Plan. The shares of common stock that may be delivered under the Equity Plan consist of authorized and unissued shares. If any person exercises a stock option under the Equity Plan by paying the exercise price with shares of common stock which such person already owns, only the number of shares in excess of the shares so paid by such person will count against the total number of shares that may be delivered under the Equity Plan.

Eligibility

The Compensation Committee may grant awards under the Equity Plan to our officers, employees, directors (including non-employee directors) and consultants.

Types of Awards

 The Equity Plan allows us to grant the following types of awards:
▪ incentive stock options;	▪ restricted stock;
▪ nonqualified stock options;	▪ performance awards; and
▪ stock appreciation rights or “SARs”;	▪ substitute awards.
▪ stock awards;

Stock Options. A stock option is the right to purchase a specified number of shares of our common stock in the future at a specified exercise price and subject to other terms and conditions specified in the option agreement and the Equity Plan. Stock options granted under the Equity Plan will be either “incentive stock options,” which are intended to receive special tax treatment under the Code, or options other than incentive stock options (referred to as “non-qualified options”), as determined by the Compensation Committee and stated in the applicable option agreement. The number of shares covered by each option will be determined by the Compensation Committee, which will be set forth in the award agreement. The per-share exercise price of a stock option must not be less than the fair market value of the Company’s common stock on the date of grant of the option. Each option may be subject to limitations or conditions on its exercise as the Compensation Committee may determine. Unless otherwise provided in the option agreement, each option may be exercised in cash or by “cashless exercise.” Each option granted under the Equity Plan will generally expire on or before ten years following the date such option was granted (five years for incentive stock options granted to stockholders who own greater than 10% of our voting stock). No incentive stock option may be granted to an optionee, which, when combined with all other incentive stock options becoming exercisable in any calendar year that are held by that optionee, would have an aggregate fair market value in excess of $100,000. In the event an optionee is awarded $100,000 in incentive stock options in any calendar year, any incentive stock options in excess of $100,000 granted during the same year will be treated as non-qualified stock options. Non-qualified stock options are generally transferable to family members by gift or by will or the laws of descent and distribution. The Equity Plan prohibits the repricing of stock options. For this purpose, “repricing” means (1) lowering of the exercise price of a stock option after it is granted, (2) cancelling a stock option and re-granting a stock option with a lower exercise price than the original exercise price of the cancelled stock option, and (3) any other action, whether by amendment, cancellation or the making of a replacement grant, that has the effect of repricing a stock option.

Stock Appreciation Rights or SARs. All SARs must be granted on a stand-alone basis (i.e., not in conjunction with stock options granted under the Equity Plan). SARs are subject to the terms and conditions set by the Compensation Committee. An SAR granted under the Equity Plan entitles its holder to receive, at the time of exercise, an amount per share equal to the excess of the fair market value (at the date of exercise) of a share of the common stock over a specified price, known as the strike price, fixed by the Compensation Committee, which will be the fair market value of the common stock on the grant date of the SAR. Payment may be made in cash, shares of the common stock, or in any combination of the two, as determined by the Compensation Committee.

Restricted Stock. Restricted stock is common stock that is forfeitable until the restrictions lapse. The Compensation Committee will determine the restrictions for each award and the purchase price in the case of restricted stock, if any. Restrictions on the restricted stock may include time-based restrictions or the achievement of specific performance goals. If the performance goals are not achieved or the restrictions do not lapse within the time period provided in the award agreement, the participant will forfeit his or her restricted stock.

Performance Awards. The Equity Plan includes performance awards. The Compensation Committee will determine the amounts and terms of all performance awards, including any applicable performance goals. In the case of performance awards intended to satisfy Section 162(m) of the Code, the Compensation Committee will designate individuals eligible for performance awards within the first 90 days of the year for which the annual incentive award will apply, with certain exceptions, and will certify in writing the attainment of performance goals following the end of the applicable performance period. In addition, the Compensation Committee may establish threshold, target and maximum performance award opportunities for each participant. Annual incentive awards may be paid in cash, shares of common stock, restricted stock, options, any other award under the Equity Plan or other property.

Substitute Awards. Substitute awards are awards that may be granted in replacement of stock or stock-based awards from another business held by current and former employees or non-employee directors of, or consultants to, such business that is, or whose stock is, acquired by us, in order to preserve the economic value of all or a portion of a substituted award on such terms and conditions (including price) as the Compensation Committee determines.

Vesting

Unless otherwise provided in a particular award agreement, stock options, stock appreciation rights and restricted stock will vest over four years in annual increments of 25% of the total award amount.

Performance-Based Compensation

The Compensation Committee may grant stock-based or cash-based awards that are subject to the attainment of certain performance goals, which are described as performance awards above. The objective performance criteria for such awards (other than stock options and SARs) granted under the Equity Plan are designed to qualify for the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code and are to be based on one or more of the following:

•	Earnings before interest, tax, depreciation or	•	Share price (including growth measures and
	amortization (“EBITDA”) (actual and adjusted		total stockholder return or attainment by the shares
	and either in the aggregate or on a per-share basis);		of a specified value for a specified period of time);
•	Earnings (either in the aggregate or on a per-share	•	Net economic value;
	basis);	•	Economic value added;
•	Net income or loss (either in the aggregate or	•	Aggregate product unit and pricing targets;
	on a per-share basis);	•	Strategic business criteria, consisting of one
•	Operating profit;		or more objectives based on meeting specified
•	Growth or rate of growth in cash flow;		revenue, market share, market penetration,
•	Cash flow provided by operations (either in		geographic business expansion goals, objectively
	the aggregate or on a per-share basis);		identified project milestones, production volume
•	Free cash flow (either in the aggregate on a		levels, cost targets, and goals relating to
	per-share basis);		acquisitions or divestitures;
•	Costs;	•	Achievement of business or operational goals
•	Gross revenues;		such as market share and/or business
•	Reductions in expense levels;		development;
•	Operating and maintenance cost management	•	Achievement of diversity objectives;
	and employee productivity;	•	Results of customer satisfaction surveys;
•	Stockholder returns (including return on	•	Debt ratings, debt leverage and debt service
	assets, investments, equity, or gross sales);	•	Safety performance;
•	Return measures (including return on assets,	•	Business unit and site accomplishments;
	equity, or sales);	•	Achievement of scientific milestones;
•	Growth or rate of growth in return	•	Corporate governance objectives; and
	measures;	•	Adherence to budget levels.

In any calendar year, no participant may be granted awards for options, SARs, stock awards and performance awards payable in stock that exceed, in the aggregate, 400,000 underlying shares of common stock. No participant may be granted a performance award payable in cash for any calendar year, the maximum payout for which exceeds $1,000,000. No participant may be granted a performance award payable in cash for a performance period of more than one year, the maximum payout for which exceeds $2,500,000. These limits are higher than we expect to be needed for awards under the Equity Plan, and are included in the Equity Plan to comply with the requirements for deductibility of awards subject to Section 162(m) of the Code.

Effect of Certain Events on Awards

In the event of any change in the outstanding shares of common stock by reason of any stock dividend or split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, the Compensation Committee shall make such substitution or adjustment as may be deemed equitable as to (a) the number and kind of securities to be delivered under the Equity Plan, (b) the maximum number or amount of awards that may be granted in a fiscal year, (c) the number and kind of securities subject to outstanding awards, (d) the exercise price of any outstanding stock options or stock appreciation rights or (e) any other characteristics or terms of the awards as it may determine.

In the event of a change in control of the Company, outstanding stock options and stock appreciation rights shall be deemed to fully vest and become fully exercisable and any restrictions on outstanding restricted stock awards shall lapse. In addition, any repurchase rights of the Company as to outstanding awards may be terminated by the Compensation Committee upon a change in control.

For purposes of the Equity Plan, a “change in control” generally occurs when (1) any corporation, person or group obtains common stock that represents 50% or more of the Company’s voting power; (2) the majority of our Board of Directors changes, subject to certain exceptions, over a two-year period; (3) a corporate transaction or sale of all or substantially all of our assets, after which the Company no longer possesses a voting majority; or (4) the approval by the Company’s stockholders of a liquidation or dissolution of the Company.

Termination of Employment

With respect to stock options and SARs granted pursuant to an award agreement, unless the applicable award agreement provides otherwise, in the event of a participant’s termination of employment or service due to his or her death or disability, such participant’s stock options or SARs will vest and remain exercisable until one year after such termination (but not beyond the original term of the option), and thereafter will be cancelled and forfeited to us. Unless the applicable award agreement provides otherwise, in the event of a participant’s termination of employment or service by the participant’s without cause, such participant’s vested stock options or SARs (to the extent exercisable at the time of such termination) will remain exercisable until 90 days after such termination (but not beyond the original term of the option) and thereafter will be cancelled and forfeited to us. Unless the applicable award agreement provides otherwise, in the event of a participant’s termination of employment due to retirement, such participant’s stock options or SARs will continue to vest over the three (3) year period following such termination, and, to the extent vested, will remain exercisable during the three (3) year period following such termination (but not beyond the original term of the option), and thereafter will be cancelled and forfeited to us. Unless the applicable award agreement provides otherwise, in the event of a participant’s voluntary termination of employment or service (and not due to such participant’s death, disability or retirement), such participant’s stock options or SARs (to the extent exercisable at the time of such termination) will remain exercisable until 30 days after such termination (but not beyond the original term of the option) and thereafter will be cancelled and forfeited to us. In the event of a participant’s termination of employment or service for cause, such participant’s outstanding stock options or SARs will immediately be cancelled and forfeited to us.

The vesting and/or forfeiture of any other type of award in connection with a termination of employment or service will be as provided for in the applicable award agreement.

Amendment and Termination

Our Board of Directors may amend, alter, suspend or terminate the Equity Plan provided that no such amendment or termination of the Equity Plan or amendment of outstanding awards may materially impair the previously accrued rights of any recipient of an option under the Equity Plan without his or her written consent. However, the Board of Directors will be required to obtain approval of the stockholders of any amendment of the Equity Plan that:

▪	is required approval by law, rule or regulation; or
▪	relates to any award intended to qualify for an exemption under Section 162(m) of the Code if such approval is required under Section 162(m) of the Code.

The Equity Plan will terminate on April 29, 2018, unless the Equity Plan is terminated earlier by our Board of Directors or due to delivery of all shares of common stock available under the Equity Plan; however, any options outstanding when the Equity Plan terminates will remain outstanding until such options terminate or expire.

Material U.S. Federal Income Tax Consequences of Equity Awards to U.S. Individuals

The following is a brief discussion of the material U.S. federal income tax consequences to the Company and U.S. individual participants of granting and paying awards under the Equity Plan.  This discussion is based on the Equity Plan as described in this proxy statement, applying the U.S. federal income tax laws as currently in effect as contained in the Code, Treasury Regulations promulgated thereunder, and relevant judicial decisions and administrative guidance.  The federal tax laws are subject to change, possibly with retroactive effect, and any such change may materially affect the tax consequences of an award under the Equity Plan.  Neither the Company nor its counsel has any continuing duty to advise of any changes in the tax law that may affect any party or cause any part of this discussion to become inaccurate.  No rulings or opinions of counsel have been, or will be, requested with respect to any tax-related matter discussed herein.  There can be no assurance that the positions the Company takes on its tax returns will be accepted by the Internal Revenue Service (the “IRS”).  This discussion relates only to U.S. federal income taxes and not to any local, state or foreign taxes or U.S. federal taxes other than income taxes.

Because this discussion is a general summary, it does not address all aspects of U.S. federal income taxation that may be relevant to an award under the Equity Plan.  It only addresses awards under the Equity Plan to individuals who are U.S. persons, i.e., U.S. citizens or permanent residents, as defined for U.S. federal tax purposes.  Furthermore, it does not address certain persons subject to special treatment under the tax laws, such as dealers in securities or currencies, traders who elect to use the mark-to-market method of accounting for their securities, persons who hold their equity awards through partnerships or other pass-through entities for federal income tax purposes, expatriates and certain former long-term permanent residents, persons liable for alternative minimum tax, persons whose “functional currency” is not the U.S. dollar, and persons holding their award under the Equity Plan as part of a hedging, constructive sale or conversion, straddle, or other risk-reducing transaction.  This discussion addresses only the consequences of the award under the Equity Plan, including the acquisition of Company stock if applicable; it does not address the consequences of holding or disposing of any Company stock acquired under the Equity Plan.

This summary assumes that all awards will be exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. If an award fails to comply with Section 409A of the Code, the award may be subject to immediate taxation, interest and tax penalties in the year the award vests or is granted.

Options. The grant of stock options under the Equity Plan will not result in taxable income to the grantee of the option or an income tax deduction for us. However, the transfer of common stock to an option holder upon exercise of his or her options may or may not give rise to taxable income to the option holder and tax deductions for us, depending upon whether the options are “incentive stock options” or “non-qualified options.”

Upon the exercise of a non-qualified option by an option holder, such holder will recognize taxable compensation income (which is subject to tax at ordinary rates), and we will recognize a corresponding deduction for compensation paid, equal to the difference, if any, between the fair market value of the shares of common stock acquired by exercising the option, minus the aggregate exercise price paid. Any appreciation or depreciation in the fair market value of those shares after the date of such exercise will generally result in a capital gain or loss to the holder at the time he or she disposes of those shares, long-term if the holder holds those shares for more than a year after the date of exercising the option.

In general, the exercise of an incentive stock option is exempt from income tax (although not from the alternative minimum tax) and does not result in a tax deduction for us if the holder has been an employee of ours at all times beginning with the option grant date and ending three months before the date the holder exercises the option (or twelve months in the case of termination of employment due to disability). If the holder has not been so employed during that time, the holder will be taxed as described above for nonqualified stock options. If the option holder disposes of the shares purchased more than two years after the incentive stock option was granted and more than one year after the option was exercised, then the option holder will recognize any gain or loss upon disposition of those shares as capital gain or loss. However, if the option holder disposes of the shares prior to satisfying these holding periods (known as “disqualifying dispositions”), the option holder will be obligated to report as taxable ordinary income for the year in which that disposition occurs the excess, with certain adjustments, of the fair market value of the shares disposed of, on the date the incentive stock option was exercised, over the exercise price paid for those shares. The Company would be entitled to a tax deduction equal to that amount of ordinary income reported by the option holder. Any additional gain realized by the option holder on the disqualifying disposition of the shares would be capital gain. If the total amount realized in a disqualifying disposition is less than the exercise price of the incentive stock option, the difference would be a capital loss for the option holder.  Such capital gain or loss would be long-term if the holder holds those shares for more than a year after the date of exercising the option.

Stock Appreciation Rights. The granting of SARs does not result in taxable income to the recipient of a SAR or a tax deduction for us. Upon exercise of an SAR, the amount of any cash the participant receives and the fair market value as of the exercise date of any common stock received are taxable to the participant as ordinary income and such amount will be deductible by the Company.

Restricted Stock. Unless an election is made by the recipient under Section 83(b) of the Code, a participant will not recognize any taxable income upon the award of shares of restricted stock that are not transferable and are subject to a substantial risk of forfeiture. Dividends paid with respect to restricted stock prior to the lapse of restrictions applicable to that stock will be taxable as compensation income to the participant. Generally the participant will recognize taxable ordinary income at the first time those shares become transferable or are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of those shares when the restrictions lapse, less any amount paid with respect to the award of restricted stock. The recipient's tax basis will be equal to the sum of the amount of ordinary income recognized upon the lapse of restrictions and any amount paid for such restricted stock. The recipient's holding period will commence on the date on which the restrictions lapse.

As indicated above, a participant may elect, under Section 83(b) of the Code, to recognize taxable ordinary income upon the award date of restricted stock (rather than being taxed as described above) based on the fair market value of the shares of common stock subject to the award on the date of the award. If a participant makes that election, any dividends paid with respect to that restricted stock will not be treated as compensation income, but rather as dividend income, and the participant will not recognize additional taxable income when the restrictions applicable to his or her restricted stock award lapse. Assuming compliance with the applicable tax withholding and reporting requirements, the Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by a participant in connection with his or her restricted stock award in the taxable year in which that participant recognizes that ordinary income.

Other Awards. The granting of a performance award (whether payable in shares or cash) or a stock-based award generally should not result in the recognition of taxable income by the recipient or a tax deduction by us. The payment or settlement of these awards should generally result in immediate recognition of taxable ordinary income by the recipient equal to the amount of any cash paid or the then-current fair market value of the shares of common stock received, and a corresponding tax deduction by the Company. If the shares covered by the award are not transferable and are subject to a substantial risk of forfeiture, the tax consequences to the participant and the Company will be similar to the tax consequences of restricted stock awards described above. If the award consists of unrestricted shares of common stock, the recipient of those shares will immediately recognize as taxable ordinary income the fair market value of those shares on the date of the award, and the Company will be entitled to a corresponding tax deduction.

Section 162(m) of the Code. Under Section 162(m) of the Code, we may be limited as to federal income tax deductions to the extent that total annual compensation in excess of $1 million is paid to our Chief Executive Officer or any one of our other three highest paid executive officers (other than the Chief Financial Officer) who are employed by the Company on the last day of our taxable year. However, certain “performance-based compensation,” the material terms of which are disclosed to and approved by our stockholders, is not subject to this deduction limitation.

Section 280G of the Code. Under certain circumstances, accelerated vesting, exercise or payment of awards under the Equity Plan in connection with a “change in control” of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute payment provisions of Section 280G of the Code. To the extent that it is so considered, the participant holding the award would be subject to an excise tax equal to 20% of the amount of the excess parachute payment, and the Company would be denied a tax deduction for the amount of the excess parachute payment. However, the Equity Plan provides for an automatic reduction of a participant’s awards under the Equity Plan to the extent that an award would result in any excess parachute payment that would trigger such an excise tax, unless the participant is party to a written agreement with the Company that provides for other treatment with respect to such excess parachute payments.

New Plan Benefits

The Company cannot determine the amounts of awards that will be granted under the Equity Plan or the benefits of any awards to the executive officers named in the Summary Compensation Table, the executive officers as a group, or employees who are not executive officers as a group. Under the terms of the Equity Plan, the number of awards to be granted is within the discretion of the Compensation Committee.

For these reasons, the Board of Directors has recommended adopting an amendment to our Equity Plan.  The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve the Second Amendment to the Equity Plan.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE EQUITY PLAN TO INCREASE BY 3,000,000 SHARES THE AGGREGATE NUMBER OF SHARES WHICH MAY BE GRANTED UNDER THE EQUITY PLAN.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented to the annual meeting.  If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.

PROPOSALS OF STOCKHOLDERS

To be considered for inclusion in the proxy statement relating to our 2013 Annual Meeting of Stockholders, we must receive stockholder proposals (other than for director nominations) no later than 120 days prior to April 30, 2013.  In accordance with our Second Amended and Restated By-Laws, to be considered for presentation at the 2013 Annual Meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than 120 days prior to, and no later than 90 days prior to, June 13, 2013. Proposals that are not received in a timely manner will not be voted on at the 2013 Annual Meeting.  If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC.  Any such notice must include information specified in our Second Amended and Restated By-Laws, including information concerning the nominee or proposal, as the case may be, and information about the stockholder's ownership of our stock. All stockholder proposals should be marked for the attention of the Office of the Secretary, Cleveland BioLabs, Inc., 73 High Street, Buffalo, New York 14203.

APPENDIX A

[SECOND AMENDMENT TO

CLEVELAND BIOLABS, INC.

EQUITY INCENTIVE PLAN]

SECOND AMENDMENT TO

CLEVELAND BIOLABS, INC.

EQUITY INCENTIVE PLAN

(as amended and restated effective April 29, 2008)

1.	Section 1 (Establishment and Purpose) of the Cleveland BioLabs, Inc. Equity Incentive Plan (the “Plan”) is hereby deleted in its entirety and replaced with the following:

The Cleveland BioLabs, Inc. Equity Incentive Plan (the “Plan”) was established under the name Cleveland BioLabs, Inc. 2006 Equity Incentive Plan (the “2006 Plan”) by Cleveland BioLabs, Inc., a Delaware corporation (the “Company”). The Plan was amended, restated and renamed upon its approval by the Company’s stockholders effective April 29, 2008, and amended by the First Amendment to the Plan upon its approval by the Company’s stockholders effective June 8, 2010. The Plan is hereby further amended, as set forth herein, effective June 13, 2012, subject to the approval of the Company’s stockholders of that certain Second Amendment (the “Second Amendment”) to the Plan. The purpose of the Plan is to attract and retain persons eligible to participate in the Plan; motivate Participants to achieve long-term Company goals; and further align Participants’ interests with those of the Company’s other stockholders. No Awards that are settled in Stock shall be granted hereunder prior to the approval of the Plan by the Company’s stockholders. Unless the Plan is discontinued earlier by the Board as provided herein, no Award shall be granted hereunder on or after the date 10 years after the Effective Date. The Plan shall terminate on April 29, 2018, or such earlier time as the Board may determine.

2.	The first paragraph of Section 3 (Stock Subject to Plan) of the Plan is hereby deleted in its entirety and replaced with the following:

Subject to adjustment as provided in this Section 3, the number of shares of Stock reserved for delivery under the Plan shall be the sum of (a) three million (3,000,000) shares, plus (b) the number of remaining shares under the 2006 Plan and the Plan, as amended, (i.e., not subject to outstanding Awards and not delivered out of shares reserved thereunder) as of the date of stockholder approval of that certain Second Amendment to the Plan, as amended, plus (c) the number of shares that become available under the 2006 Plan or the Plan, as amended, after the date of stockholder approval of the Second Amendment pursuant to forfeiture, termination, lapse or satisfaction of an Award in cash or property other than shares, application as payment for an Award, or, except with respect to Restricted Stock, to satisfy withholding, plus (d) any shares required to satisfy Substitute Awards.

3.	The foregoing amendment was duly adopted and approved in accordance with Section 9(a) of the Plan.

APPENDIX B

[FIRST AMENDMENT TO

CLEVELAND BIOLABS, INC.

EQUITY INCENTIVE PLAN]

FIRST AMENDMENT TO

CLEVELAND BIOLABS, INC.

EQUITY INCENTIVE PLAN

(as amended and restated effective April 29, 2008)

4.	Section 1 (Establishment and Purpose) of the Cleveland BioLabs, Inc. Equity Incentive Plan (the “Plan”) is hereby deleted in its entirety and replaced with the following:

The Cleveland BioLabs, Inc. Equity Incentive Plan (the “Plan”) was established under the name Cleveland BioLabs, Inc. 2006 Equity Incentive Plan (the “2006 Plan”) by Cleveland BioLabs, Inc., a Delaware corporation (the “Company”). The Plan was amended, restated and renamed upon its approval by the Company’s stockholders effective April 29, 2008. The Plan is hereby further amended, as set forth herein, effective June 8, 2010, subject to the approval of the Company’s stockholders of that certain First Amendment (the “First Amendment”) to the Plan. The purpose of the Plan is to attract and retain persons eligible to participate in the Plan; motivate Participants to achieve long-term Company goals; and further align Participants’ interests with those of the Company’s other stockholders. No Awards that are settled in Stock shall be granted hereunder prior to the approval of the Plan by the Company’s stockholders. Unless the Plan is discontinued earlier by the Board as provided herein, no Award shall be granted hereunder on or after the date 10 years after the Effective Date. The Plan shall terminate on April 29, 2018, or such earlier time as the Board may determine.

5.	The first paragraph of Section 3 (Stock Subject to Plan) of the Plan is hereby deleted in its entirety and replaced with the following:

Subject to adjustment as provided in this Section 3, the number of shares of Stock reserved for delivery under the Plan shall be the sum of (a) three million (3,000,000) shares, plus (b) the number of remaining shares under the 2006 Plan and the Plan (i.e., not subject to outstanding Awards and not delivered out of shares reserved thereunder) as of the date of stockholder approval of that certain First Amendment to the Plan, plus (c) the number of shares that become available under the 2006 Plan or the Plan after the date of stockholder approval of the First Amendment pursuant to forfeiture, termination, lapse or satisfaction of an Award in cash or property other than shares, application as payment for an Award, or, except with respect to Restricted Stock, to satisfy withholding, plus (d) any shares required to satisfy Substitute Awards.

6.	The foregoing amendment was duly adopted and approved in accordance with Section 9(a) of the Plan.

APPENDIX C

[CLEVELAND BIOLABS, INC.

EQUITY INCENTIVE PLAN]

CLEVELAND BIOLABS, INC.
EQUITY INCENTIVE PLAN

1.  ESTABLISHMENT AND PURPOSE.

The Cleveland BioLabs, Inc. Equity Incentive Plan (the “Plan”) was established under the name Cleveland BioLabs, Inc. 2006 Equity Incentive Plan (the “2006 Plan”) by Cleveland BioLabs, Inc., a Delaware corporation (the “Company”). The 2006 Plan hereby is amended, restated and renamed as set forth herein, effective April 29, 2008, subject to the approval of the Company’s stockholders. The purpose of the Plan is to attract and retain persons eligible to participate in the Plan; motivate Participants to achieve long-term Company goals; and further align Participants’ interests with those of the Company’s other stockholders. No Awards that are settled in Stock shall be granted hereunder prior to the approval of the Plan by the Company’s stockholders. Unless the Plan is discontinued earlier by the Board as provided herein, no Award shall be granted hereunder on or after the date 10 years after the Effective Date. The Plan shall terminate on April 29, 2018 or such earlier time as the Board may determine.

Certain terms used herein are defined as set forth in Section 10.

2.  ADMINISTRATION; ELIGIBILITY.

The Plan shall be administered by the Compensation Committee, or such other Committee, appointed by the Board consisting of three (3) or more members of the Board all of whom are intended to be “non-employee directors” within the meaning of Section 16 of the Securities Exchange Act of 1934 and the regulations promulgated thereunder and “outside directors” within the contemplation of Section 162(m) of the Code; provided, however, that, if at any time no Compensation Committee or other Committee has been appointed or is eligible to act in the circumstances, the Plan shall be administered by the Board. The Plan may be administered by different Committees with respect to different groups of Eligible Individuals. As used herein, the term “Administrator” means the Board, the Compensation Committee or any of the Board’s other Committees as shall be administering the Plan or any individual delegated authority to act as the Administrator in accordance with this Section 2. A majority of the members of the Compensation Committee, such other Committee or the Board, as applicable, shall constitute a quorum, and all determinations shall be made by a majority of the members thereof.

The Administrator shall have plenary authority to grant Awards pursuant to the terms of the Plan to Eligible Individuals. Participation shall be limited to such persons as are selected by the Administrator.

Among other things, the Administrator shall have the authority, subject to the terms of the Plan:

(a)	to select the Eligible Individuals to whom Awards may from time to time be granted;

(b)	to determine whether and to what extent Stock Options, Stock Appreciation Rights, Stock Awards or any combination thereof are to be granted hereunder;

(c)	to determine the number of shares of Stock to be covered by each Award granted hereunder;

(d)	to approve forms of agreement for use under the Plan;

(e)
to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the option price, any vesting restriction or limitation, any vesting acceleration or waiver of forfeiture, and any right of repurchase, right of first refusal or other transfer restriction regarding any Award and the shares of Stock relating thereto, based on such factors or criteria as the Administrator shall determine);

(f)
subject to Section 9(a), to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including, but not limited to, with respect to (i) performance goals and targets applicable to performance based Awards pursuant to the terms of the Plan and (ii) extension of the post-termination exercisability period of Stock Options;

(g)	to determine the Fair Market Value; and

(h)	to determine the type and amount of consideration to be received by the Company for any Stock Award issued under Section 6.

The Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

In order to assure the viability of Awards granted to Participants employed in foreign countries who are not subject to U.S. tax law, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Section 3 of the Plan.

Except to the extent prohibited by applicable law, the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person or persons selected by it. Any such allocation or delegation may be revoked by the Administrator at any time. The Administrator may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Administrator.

Any determination made by the Administrator or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Administrator or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Administrator or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants.

No member of the Administrator, and no officer of the Company, shall be liable for any action taken or omitted to be taken by such individual or by any other member of the Administrator or officer of the Company in connection with the performance of duties under this Plan, except for such individual’s own willful misconduct or as expressly provided by law.

3.  STOCK SUBJECT TO PLAN.

Subject to adjustment as provided in this Section 3, the number of shares of Stock reserved for delivery under the Plan shall be the sum of (a) two million (2,000,000) shares, plus (b) the number of remaining shares under the 2006 Plan (i.e., not subject to outstanding Awards and not delivered out of shares reserved thereunder) as of the date of the initial stockholder approval of this Plan, plus (c) the number of shares that become available under the 2006 Plan after the date of the initial stockholder approval of this Plan pursuant to forfeiture, termination, lapse or satisfaction of an Award in cash or property other than shares, application as payment for an Award, or, except with respect to Restricted Stock, to satisfy withholding, plus (d) any shares required to satisfy Substitute Awards.

If any shares of Stock subject to an Award granted hereunder are forfeited or such Award otherwise terminates without the delivery of such shares, the shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. If any shares of Stock subject to an Award granted hereunder are withheld or applied as payment in connection with the exercise of an Award (including the withholding of shares on the exercise of a SAR that is settled in shares) or, except with respect to shares of Restricted Stock, the withholding or payment of taxes related thereto, such shares of Stock shall again be available for grant under the Plan.

Subject to adjustment as provided in this Section 3, the maximum number of shares that may be covered by Stock Options, Stock Appreciation Rights, Stock Awards and Performance Awards payable in Shares, in the aggregate, granted to any one Participant during any calendar year shall be four hundred thousand (400,000) shares. No

Participant may be granted a Performance Award payable in cash, the maximum payout for which would exceed one million dollars ($1,000,000) during any calendar year. No Participant may be granted a Performance Award for a Performance Period of more than one (1) Year, the maximum payout for which would exceed two and one-half million dollars ($2,500,000).

In the event of any Company stock dividend, special cash dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or other distribution to Company stockholders, other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, merger or consolidation in which the Company is the surviving corporation, or any other corporate transaction, Company share offering or other event involving the Company and having an effect similar to any of the foregoing, the Administrator shall make such substitution or adjustments in the (a) number and kind of shares that may be delivered under the Plan, (b) additional maximums imposed in the immediately preceding paragraph, (c) number and kind of shares subject to outstanding Awards, (d) exercise price of outstanding Stock Options and Stock Appreciation Rights and (e) other characteristics or terms of the Awards as it may determine appropriate in its sole discretion to equitably reflect such corporate transaction, share offering or other event; provided, however, that the number of shares subject to any Award shall always be a whole number.

The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate in the circumstances, grant Substitute Awards under the Plan. For purposes of this Section 3, “Substitute Award” means an Award granted under the Plan in substitution for stock and stock-based awards (“Acquired Entity Awards”) held by current and former employees or non-employee directors of, or consultants to, another corporation or entity who become Eligible Individuals as the result of a merger, consolidation or combination of the employing corporation or other entity (the “Acquired Entity”) with the Company, an Affiliate or Subsidiary or the acquisition by the Company, an Affiliate or Subsidiary of property or stock of the Acquired Entity immediately prior to such merger, consolidation, acquisition or combination in order to preserve for such Eligible Individuals the economic value of all or a portion of such Acquired Entity Award at such price as the Committee determines necessary to achieve preservation of economic value.

In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, then, except as otherwise provided herein and/or in the discretion of the Administrator, each Stock Option, to the extent not theretofore exercised, shall terminate forthwith.

Notwithstanding the foregoing, no adjustment pursuant to this Section 3 shall be made to the extent that such adjustment would result in liability under Section 409A of the Code.

4.  STOCK OPTIONS.

Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

The Administrator shall have the authority to grant any Participant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options. Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or, even if so designated, does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. Incentive Stock Options may be granted only within 10 years from the date the Plan is adopted, or the date the Plan is approved by the Company’s stockholders, whichever is earlier.

Stock Options shall be evidenced by option agreements, each in a form approved by the Administrator. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option shall occur as of the date the Administrator determines, subject to FASB Statement 123(R) and guidance thereunder.

Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Optionee affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

To the extent that the aggregate Fair Market Value of Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and its subsidiaries within the meaning of Section 424(f) of the Code) exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

Stock Options granted under this Section 4 shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Administrator shall deem desirable:

(a)
Exercise Price. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Administrator at the time of grant; provided, however, that the exercise price per share shall be not less than the Fair Market Value per share on the date the Stock Option is granted, or in the case of an Incentive Stock Option granted to an individual who is a Ten Percent Holder, not less than 110% of such Fair Market Value per share on the date the Stock Option is granted.

(b)
Option Term. The term of each Stock Option shall be fixed by the Administrator at the time of grant, but no Incentive Stock Option shall be exercisable more than 10 years (or five years in the case of an individual who is a Ten Percent Holder) after the date the Incentive Stock Option is granted.

(c)
Vesting. Except as otherwise provided in the applicable option agreement, an Optionee may not exercise a Stock Option during the period commencing on the date of the grant of such Stock Option to him or her and ending on the day immediately preceding the first anniversary of such date. Except as otherwise provided in the applicable option agreement, an Optionee may (i) during the period commencing on the first anniversary of the date of the grant of a Stock Option to him or her and ending on the day immediately preceding the second anniversary of such date, exercise such Stock Option with respect to one-fourth of the shares granted thereby; (ii) during the period commencing on the second anniversary of the date of such grant and ending on the day immediately preceding the third anniversary of the date of such grant, exercise such Stock Option with respect to one-half of the shares granted thereby; (iii) during the period commencing on the third anniversary of the date of such grant and ending on the day immediately preceding the fourth anniversary of such date, exercise such Stock Option with respect to three-fourths of the shares granted thereby and (iv) during the period commencing on the fourth anniversary of the date of such grant and ending at the time the Stock Option expires pursuant to the terms of the Plan, exercise such Stock Option with respect to all of the shares granted thereby.

(d)
Exercisability. Except as otherwise provided herein, Stock Options shall be subject to such terms and conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations, if any, as shall be determined by the Administrator and listed in the applicable Stock Option agreement. If any Stock Option is exercisable only in installments, the Administrator may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Administrator may determine. In addition, the Administrator may at any time, in whole or in part, accelerate the exercisability of any Stock Option.

(e)
Method of Exercise. Stock Options may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.

The option price of any Stock Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, unless otherwise provided in the applicable option agreement, by one or more of the following: (i) in the form of mature shares of unrestricted Stock already owned by the Optionee, based on the Fair Market Value of the Stock on the date the Stock Option is exercised; (ii) by certifying ownership of shares of mature Stock owned by the Optionee to the satisfaction of the Administrator for later delivery to the Company as specified by the Company; (iii) unless otherwise prohibited by law for either the Company or the Optionee, by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares)

acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; or (iv) by any combination of cash and/or any one or more of the methods specified in clauses (i), (ii) and (iii). Notwithstanding the foregoing, a form of payment shall not be permitted to the extent it would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes.

If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, the number of shares of Stock to be received upon such exercise equal to the number of shares of Restricted Stock used for payment of the option exercise price shall be subject to the same forfeiture restrictions to which such Restricted Stock was subject, unless otherwise determined by the Administrator.

No shares of Stock shall be issued upon exercise of a Stock Option until full payment therefor has been made. Upon exercise of a Stock Option (or a portion thereof), the Company shall have a reasonable time to issue the Stock for which the Stock Option has been exercised, and the Optionee shall not be treated as a stockholder for any purposes whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Stock is recorded as issued and transferred in the Company’s official stockholder records, except as otherwise provided herein or in the applicable option agreement.

(f)
Transferability of Stock Options. Except as otherwise provided in the applicable option agreement, a Non-Qualified Stock Option (i) shall be transferable by the Optionee to a Family Member of the Optionee, providedthat (A) any such transfer shall be by gift with no consideration and (B) no subsequent transfer of such Stock Option shall be permitted other than by will or the laws of descent and distribution, and (ii) shall not otherwise be transferable except by will or the laws of descent and distribution. An Incentive Stock Option shall not be transferable except by will or the laws of descent and distribution. A Stock Option shall be exercisable, during the Optionee’s lifetime, only by the Optionee or by the guardian or legal representative of the Optionee, it being understood that the terms “holder” and “Optionee” include the guardian and legal representative of the Optionee named in the applicable option agreement and any person to whom the Stock Option is transferred (X) pursuant to the first sentence of this Section 4(f) or pursuant to the applicable option agreement or (Y) by will or the laws of descent and distribution. Notwithstanding the foregoing, references herein to the termination of an Optionee’s employment or provision of services shall mean the termination of employment or provision of services of the person to whom the Stock Option was originally granted.

(g)
Termination by Death. Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates by reason of death, any Stock Option held by such Optionee may thereafter be exercised for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h)
Termination by Reason of Disability. Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates by reason of Disability, any Stock Option held by such Optionee may thereafter be exercised by the Optionee for a period of one year from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(i)
Termination by Reason of Retirement. Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates by reason of Retirement, any Stock Option held by such Optionee may thereafter be exercised by the Optionee for a period of three years from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(j)
Involuntary Termination Without Cause. Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates involuntarily without Cause, and for reasons other than death, Disability or Retirement, any Stock Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of 90 days from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter, and any Stock Option that is unvested or unexercisable at the date of termination shall thereupon terminate.

(k)
Involuntary Termination for Cause. Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates involuntarily for Cause, vesting of all outstanding Stock Options held by such Optionee shall thereupon terminate and all Stock Options held by such Optionee shall thereupon terminate.

(l)
Other Termination. Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services is terminated by the Optionee for any reason other than death, Disability or Retirement, any Stock Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of 30 days from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter, and any Stock Option that is unvested or unexercisable at the date of termination shall thereupon terminate.

(m)
Exception to Termination. If provision of services by the Optionee to the Company or an Affiliate ceases as a result of a transfer of such Optionee from the Company to an Affiliate, or from an Affiliate to the Company, such transfer shall not be a termination of employment or provision of services for purposes of this Plan, unless expressly determined otherwise by the Administrator. A termination of employment or provision of services shall occur for an Optionee who is employed by, or provides services to, an Affiliate of the Company if the Affiliate shall cease to be an Affiliate and the Optionee shall not immediately thereafter be employed by, or provide services to, the Company or an Affiliate.

(n)
Notwithstanding the foregoing, to the extent permitted under Section 409A of the Code, the exercise period following a termination described in subsection (g), (h), (i), (j) or (l) above shall be tolled for any applicable window/blackout period restrictions under the Company’s insider trading policy.

5.  STOCK APPRECIATION RIGHTS.

Stock Appreciation Rights may be granted under the Plan on a stand-alone basis only. The Administrator shall have the authority to grant Stock Appreciation Rights to any Participant. Except as otherwise provided herein, a Stock Appreciation Right shall terminate and no longer be exercisable as determined by the Administrator.

Stock Appreciation Rights shall be evidenced by stock appreciation right agreements, each in a form approved by the Administrator. The grant of a Stock Appreciation Right shall occur as of the date the Administrator determines, subject to FASB Statement 123(R) and guidance thereunder.

A Stock Appreciation Right may be exercised by a Participant as determined by the Administrator in accordance with this Section 5. Upon such exercise, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 5.

 Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Administrator, including the following:

(a)	Stock Appreciation Right Term. The term of each Stock Appreciation Right shall be fixed by the Administrator at the time of grant.

(b)
Vesting. Except as otherwise provided in the applicable stock appreciation right agreement, a Participant may not exercise a Stock Appreciation Right during the period commencing on the date of the grant of such Stock Appreciation Right to him or her and ending on the day immediately preceding the first anniversary of such date. Except as otherwise provided in the applicable stock appreciation right agreement, a Participant may (i) during the period commencing on the first anniversary of the date of the grant of a Stock Appreciation Right and ending on the day immediately preceding the second anniversary of such date, exercise the Stock Appreciation Right with respect to one-fourth of the shares to which the Stock Appreciation Right applies, (ii) during the period commencing on the second anniversary of the date of such grant and ending on the day immediately preceding the third anniversary of the date of such grant, exercise the Stock Appreciation Right with respect to one-half of the shares to which the Stock Appreciation Right applies, (iii) during the period commencing on the third anniversary of the date of such grant and ending on the day immediately preceding the fourth anniversary of such date, exercise the Stock Appreciation Right with respect to three-fourths of the shares to which the Stock Appreciation Right applies; and (iv) during the period commencing on the fourth anniversary of the date of such grant ending at the time the Stock Appreciation Right expires pursuant to the terms of the Plan, exercise the Stock Appreciation Right with respect to all the shares to which the Stock Appreciation Right applies.

(c)	Exercisability. Notwithstanding Section 5(a), the Administrator may at any time, in whole or in part, accelerate the exercisability of any Stock Appreciation Right.

(d)
Method of Exercise. Subject to the provisions of this Section 5, Stock Appreciation Rights may be exercised, in whole or in part, at such time or times during the exercisability as determined by the Administrator by giving written notice of exercise to the Company specifying the number of shares with respect to which the Stock Appreciation Right is being exercised.

(e)
Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive an amount in cash or in shares of Stock, which in the aggregate are equal in value to the excess of the Fair Market Value of one share of Stock on the date of exercise over the Fair Market Value of one share of Stock on the date of grant, multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised.

(f)	A Stock Appreciation Right shall be transferable only to, and shall be exercisable only by, such persons permitted in accordance with Section 4(f).

(g)
Termination by Death. Except as otherwise provided in the applicable option agreement, if a Participant’s employment or provision of services terminates by reason of death, any Stock Appreciation Right held by such Participant may thereafter be exercised for a period of one year from the date of such death or until the expiration of the stated exercisability period of such Stock Appreciation Right, whichever period is shorter.

(h)
Termination by Reason of Disability. Except as otherwise provided in the applicable option agreement, if a Participant’s employment or provision of services terminates by reason of Disability, any Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant for a period of one year from the date of such termination of employment or provision of services or until the expiration of the exercisability period of such Stock Appreciation Right, whichever period is shorter.

(i)
Termination by Reason of Retirement. Except as otherwise provided in the applicable option agreement, if a Participant’s employment or provision of services terminates by reason of Retirement, any Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant for a period of three years from the date of such termination of employment or provision of services or until the expiration of the exercisability period of such Stock Appreciation Right, whichever period is shorter.

(j)
Involuntary Termination Without Cause. Except as otherwise provided in the applicable option agreement, if a Participant’s employment or provision of services terminates involuntarily without Cause, and for reasons other than death, Disability or Retirement, any Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of 90 days from the date of such termination of employment or provision of services or until the expiration of the exercisability period of such Stock Appreciation Right, whichever period is shorter, and any Stock Appreciation Right that is unvested or unexercisable at the date of termination shall thereupon terminate.

(k)
Termination for Cause. Except as otherwise provided in the applicable option agreement, if a Participant’s employment or provision of services terminates involuntarily for Cause vesting of all outstanding Stock Appreciation Rights held by such Participant shall thereupon terminate and all Stock Appreciation Rights held by such Participant shall thereupon terminate.

(l)
Other Termination. Except as otherwise provided in the applicable option agreement, if a Participant’s employment or provision of services is terminated by the Participant for any reason other than death,

Disability or Retirement, any Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of 30 days from the date of such termination of employment or provision of services or until the expiration of the exercisability period of such Stock Appreciation Right, whichever period is shorter, and any Stock Appreciation Right that is unvested or unexercisable at the date of termination shall thereupon terminate.

(m)
Notwithstanding the foregoing, to the extent permitted under Section 409A of the Code, the exercise period following a termination described in subsection (g), (h), (i), (j) or (l) above shall be tolled for any applicable window/blackout period restrictions under the Company’s insider trading policy.

6.  STOCK AWARDS OTHER THAN OPTIONS.

Stock Awards may be directly issued under the Plan (without any intervening options), subject to such terms, conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations as the Administrator shall determine. Subject to the provisions of this Section 6, Stock Awards may be issued which vest in one or more installments over the Participant’s period of employment and/or other service to the Company and/or upon the attainment of specified performance objectives, and/or the Company may issue Stock Awards which entitle the Participant to receive a specified number of vested shares of Stock upon the attainment of one or more performance goals and/or service requirements established by the Administrator.

Shares representing a Stock Award shall be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or issuance of one or more certificates (which may bear appropriate legends referring to the terms, conditions and restrictions applicable to such Award). The Administrator may require that any such certificates be held in custody by the Company until any restrictions thereon shall have lapsed and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

A Stock Award may be issued in exchange for any consideration which the Administrator may deem appropriate in each individual instance, including, without limitation:

(a)	cash or cash equivalents;

(b)	past services rendered to the Company or any Affiliate; or

(c)
future services to be rendered to the Company or any Affiliate (provided that, in such case, the par value of the stock subject to such Stock Award shall be paid in cash or cash equivalents, unless the Administrator provides otherwise).

A Stock Award that is subject to restrictions on transfer and/or forfeiture provisions may be referred to as an award of “Restricted Stock.” Except as provided in the applicable restricted stock agreement, the restrictions on any Stock Award shall terminate as follows: (a) as to one-fourth of the restricted shares granted thereby, on the first anniversary of the date of grant of such Stock Award; (b) as to an additional one-fourth of the restricted shares granted thereby, on the second anniversary of the date of grant of such Restricted Stock; (c) as to an additional one-fourth of the restricted shares granted thereby, on the third anniversary of the date of grant of such Restricted Stock; and (d) as to an additional one-fourth of the restricted shares granted thereby, on the fourth anniversary of the date of grant of such Restricted Stock. A Participant, at his or her option, will be entitled to make the election permitted under Section 83(b) of the Code, to include in gross income in the taxable year in which the Restricted Stock are transferred to him or her, the fair market value of such shares at the time of transfer, notwithstanding that such shares are subject to a substantial risk of forfeiture within the meaning of the Code, or he or she may elect to include in gross income the Fair Market Value of the Restricted Stock as of the date or date on which such restrictions lapse. Notwithstanding the foregoing, the Administrator shall adopt, from time to time, such rules with respect to the return of executed Restricted Stock Agreements as it deems appropriate and failure by a Participant to comply with such rules shall, without limitation, terminate the grant of such Restricted Stock to such Participant and/or cause the forfeiture of any Restricted Stock as to which restrictions have not yet lapsed.

7.  PERFORMANCE AWARDS.

(a)
Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and its timing, may be subject to performance conditions specified by the Administrator at the time of grant (except as provided in this Section 7). The Administrator may use business criteria and other measures of performance it deems appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase amounts payable under any Award subject to performance conditions, except as limited under Section 7(b) hereof in the case of a Performance Award intended to qualify under Section 162(m) of the Code.

(b)
Performance Awards Granted to Designated Covered Employees. If the Administrator determines that a Performance Award to be granted to a person the Administrator regards as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, the grant and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 7(b).

(i)
Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Administrator consistent with this Section 7(b). Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the level or levels of performance targeted by the Administrator result in the performance goals being “substantially uncertain.” The Administrator may determine that more than one performance goals must be achieved as a condition to settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii)
Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Administrator in establishing performance goals for such Performance Awards and set forth in the applicable Performance Award Agreement (each a “Performance Measure”):

(1)	Earnings before interest, tax, depreciation or amortization (“EBITDA”) (actual and adjusted and either in the aggregate or on a per-Share basis);

(2)	Earnings (either in the aggregate or on a per-Share basis);

(3)	Net income or loss (either in the aggregate or on a per-Share basis);

(4)	Operating profit;

(5)	Growth or rate of growth in cash flow;

(6)	Cash flow provided by operations (either in the aggregate or on a per-Share basis);

(7)	Free cash flow (either in the aggregate on a per-Share basis);

(8)	Costs;

(9)	Gross revenues;

(10)	Reductions in expense levels;

(11)	Operating and maintenance cost management and employee productivity;

(12)	Stockholder returns (including return on assets, investments, equity, or gross sales);

(13)	Return measures (including return on assets, equity, or sales);

(14)	Growth or rate of growth in return measures;

(15)	Share price (including growth measures and total stockholder return or attainment by the Shares of a specified value for a specified period of time);

(16)	Net economic value;

(17)	Economic value added;

(18)	Aggregate product unit and pricing targets;

(19)
Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures;

(20)	Achievement of business or operational goals such as market share and/or business development;

(21)	Achievement of diversity objectives;

(22)	Results of customer satisfaction surveys;

(23)	Debt ratings, debt leverage and debt service;

(24)	Safety performance;

(25)	Business unit and site accomplishments;

(26)	Achievement of scientific milestones;

(27)	Corporate governance objectives; and

(28)	Adherence to budget levels.

provided that applicable Performance Measures may be applied on a pre- or post-tax basis; and provided further that the Committee may, on the grant date of an Award intended to comply with the performance-based exception to the limitations of Section 162(m) of the Code, and in the case of other Awards, at any time, provide that the formula for such Award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss.

(iii)
Performance Period: Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over such periods of at least 12 months’ duration as may be specified by the Administrator. Performance goals shall be established on or before the dates that are required or permitted for "performance-based compensation" under Section 162(m) of the Code.

(iv)
Settlement of Performance Awards; Other Terms. Settlement of Performance Awards may be in cash or Stock, or other Awards, or other property, in the discretion of the Administrator. The Administrator may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable in respect of a Performance Award subject to this Section 7(b). The Administrator shall specify the circumstances in which such Performance Awards shall be forfeited or paid in the event of a termination of employment at least six months prior to the end of a performance period or settlement of Performance Awards, and other terms relating to such Performance Awards. Unless otherwise provided in an award agreement, a Performance Award payable to a Participant for a performance period shall be paid in the calendar year immediately following the calendar year in which the Performance Period ends, but no later than March 15 of the calendar year immediately following the calendar year in which the performance period ends; provided, that except to the extent expressly otherwise required by a written agreement by and between the Participant and the Company, that the Participant is employed by the Company on the date such performance period ends. Except to the extent expressly otherwise required by a written agreement by and between the Participant and the Company, if a Participant is not employed with the Company on the date such performance period ends, such Performance Award shall be forfeited.

8.  CHANGE IN CONTROL PROVISIONS.

(a)	Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control:

(i)
Subject to Section 8(a)(iv) hereof, the vesting and exercisability of any Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred and not then vested and exercisable shall become fully vested and exercisable;

(ii)
Subject to Section 8(a)(iv) hereof, any restrictions applicable to any outstanding Stock Awards shall lapse and the Stock relating to such Awards shall become free of all restrictions and fully vested and transferable;

(iii)	Subject to Sections 8(a)(iv) and 8(a)(v) hereof, all outstanding repurchase rights of the Company with respect to any outstanding Awards may, in the discretion of the Administrator, terminate;

(iv)
Outstanding Awards shall, provided that no material modification of the Award or any liability results under Section 409A of the Code, be subject to any agreement of merger or reorganization that effects such Change in Control and that provides for:

(A)	The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

(B)	The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

(C)	The substitution by the surviving corporation or its parent or subsidiary of equivalent awards for the outstanding Awards; or

(D)
Settlement of each share of Stock subject to an outstanding Award for the Change in Control Price (less, to the extent applicable, the per share exercise price), or, if the per share exercise price equals or exceeds the Change in Control Price, the outstanding Award shall terminate and be canceled; and

(v)
In the absence of any agreement of merger or reorganization (if applicable) which addresses the effects of such Change in Control and subject to Section 409A of the Code, each share of Stock subject to an outstanding Award shall be settled for the Change in Control Price (less, to the extent applicable, the per share exercise price), or, if the per share exercise price equals or exceeds the Change in Control Price, the outstanding Award shall terminate and be canceled.

(b)	Definition of Change in Control.

(i)	For purposes of the Plan, a “Change in Control” shall occur or be deemed to have occurred only if any of the following events occur:

(A)
The acquisition, directly or indirectly, by any person or group (as those terms are defined in Sections 3(a)(9), 13(d) and 14(d) of the Exchange Act and the rules thereunder) of beneficial ownership (as determined pursuant to Rule 13d-3 under the

Exchange Act) of securities entitled to vote generally in the election of directors (voting securities) of the Company that represent 50% or more of the combined voting power of the Company’s then outstanding voting securities, other than:

(1)
An acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company; or

(2)
An acquisition of voting securities by the Company or a corporation owned, directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company; or

(3)	An acquisition of voting securities pursuant to a transaction described in clause (C) below that would not be a Change of Control under clause (C);

Notwithstanding the foregoing, neither of the following events shall constitute an acquisition by any person or group for purposes of this subsection (a): an acquisition of the Company’s securities by the Company which causes the Company’s voting securities beneficially owned by a person or group to represent 50% or more of the combined voting power of the Company’s then outstanding voting securities; provided, however, that if a person or group shall become the beneficial owner of 50% or more of the combined voting power of the Company’s then outstanding voting securities by reason of share acquisitions by the Company as described above and shall, after such share acquisitions by the Company, become the beneficial owner of any additional voting securities of the Company, then such acquisition shall constitute a Change of Control; or

(B)
During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in clauses (A) or (C) of this subsection (i)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(C)
The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(1)
Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by the remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction; and

(2)	After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided,

however, that no person or group shall be treated for purposes of this clause (2) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(D)	The Company’s stockholders approve a liquidation or dissolution of the Company.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change of Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change of Control and any incidental matters relating thereto.

(ii)	For purposes of Section 8(b), stock ownership is determined under Section 409A of the Code.

(c)
Change in Control Price. For purposes of the Plan, “Change in Control Price” means the lowest of (i) the highest reported sales price of a share of Stock in any transaction reported on the Nasdaq Capital Market, the Nasdaq National Stock Market, or other national securities exchange on which such shares are listed, as applicable, during the 60-day period prior to and including the date of a Change in Control, (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Stock paid in such tender or exchange offer or Corporate Transaction, and (iii) the Fair Market Value of a share of Stock upon the Change in Control. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Board. The Participant shall receive the same form of consideration as holders of common stock, subject to the same restrictions and limitations and indemnification obligations as the holders of common stock and will execute any and all documents required by the Administrator to evidence the same.

9.  MISCELLANEOUS.

(a)
Amendment. The Board may at any time terminate, amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would adversely affect the rights of a Participant under an Award theretofore granted without the Participant’s consent, except such an amendment (i) made to avoid an expense charge to the Company or an Affiliate under applicable law or regulation, (ii) made to permit the Company or an Affiliate a deduction under the Code, or (iii) made to avoid liability under Section 409A of the Code. No such amendment or alteration shall be made without the approval of a majority vote of the Company’s shareholders, present in person or by proxy at any special or annual meeting of the shareholders (1) to the extent such approval is required by law, agreement or the rules of any stock exchange or market on which the Stock is listed, or (2) with respect to any Award that is intended to qualify for an exemption from the limitations of Section 162(m) of the Code, to the extent such approval is required under Section 162(m) to maintain such exemption.

The Administrator may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but except as provided in Section 3 hereof no such amendment shall adversely affect the rights of a Participant without the Participant’s consent. Notwithstanding anything in the Plan to the contrary, neither the Board nor the Administrator will be permitted to (i) amend a Stock Option to reduce its exercise price, (ii) cancel a Stock Option and re-grant a Stock Option with a lower exercise price than the original exercise price of the cancelled Stock Option, or (iii) take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of repricing a Stock Option.

(b)
Unfunded Status of Plan. It is intended that this Plan be an “unfunded” plan for incentive and deferred compensation. The Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Stock or make payments, provided that, unless the Administrator otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of this Plan.

(c)	General Provisions.

(i)
Unless the shares to be issued in connection with an Award are registered prior to the issuance thereof under the Securities Act of 1933, as amended, the Administrator may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares for his or her own account as an investment without a view to or for sale in connection with, the distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange or market on which the Stock is then listed and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(ii)	Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting other or additional compensation arrangements for its employees.

(iii)
The adoption of the Plan shall not confer upon any employee, director, associate, consultant or advisor any right to continued employment, directorship or service, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment or service of any employee, consultant or advisor at any time.

(iv)
No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Administrator, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its Subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Administrator may establish such procedures as it deems appropriate for the settlement of withholding obligations with Stock.

(v)
The Administrator shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant’s death are to be paid. In the event of the death of a Participant, a condition of exercising any Award shall be the delivery to the Company of such tax waivers and other documents as the Administrator shall determine.

(vi)
Neither any Participant nor his or her legal representatives, legatees or distributees shall be or be deemed to be the holder of any share of Stock covered hereby unless and until a certificate for such share has been issued. Upon payment of the purchase price thereof, a share shall be fully paid and non-assessable.

(vii)
 The grant of an Award shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets, or issue bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, or take any other corporate act or proceeding whether of a similar character or otherwise.

(viii)
If any payment or right accruing to a Participant under this Plan (without the application of this Section 9(c)(viii)), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate (“Total Payments”) would constitute a “parachute payment” (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under this Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code; provided, however, that the foregoing shall not apply to the extent provided otherwise in an Award or in the event the Participant is party to an agreement with the Company or an Affiliate that explicitly provides for an alternate treatment of payments or rights that would constitute “parachute payments.” The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Administrator in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Administrator in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 9(c)(viii) shall apply with respect to any person only if, after reduction for any applicable Federal excise tax imposed by Section 4999 of the Code and Federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of this Plan and after reduction for only Federal income taxes.

(ix)
To the extent that the Administrator determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Administrator in its discretion may modify those restrictions as it determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

(x)	The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

(xi)
If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

(xii)
This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant’s heirs, legal representatives and successors.

(xiii)
This Plan and each agreement granting an Award constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between this Plan and such agreement, the terms and conditions of the Plan shall control.

(xiv)
In the event there is an effective registration statement under the Securities Act pursuant to which shares of Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares of Stock received, directly or indirectly, as an Award or pursuant to the exercise or settlement of an Award.

(xv)
None of the Company, an Affiliate or the Administrator shall have any duty or obligation to disclose affirmatively to a record or beneficial holder of Stock or an Award, and such holder shall have no right to be advised of, any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Award or the Company’s purchase of Stock or an Award from such holder in accordance with the terms hereof.

(xvi)	This Plan, and all Awards, agreements and actions hereunder, shall be governed by, and construed in accordance with, the laws of the state of Delaware (other than its law respecting choice of law).

(xvii)
No Award granted pursuant to this Plan is intended to constitute “deferred compensation” as defined in Section 409A of the Code, and the Plan and the terms of all Awards shall be interpreted accordingly. If any provision of the Plan or an Award contravenes any regulations or

Treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the penalties and interest under Section 409A of the Code, such provision of the Plan or Award shall be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without resulting in liability under Section 409A of the Code.

10.  DEFINITIONS.

For purposes of this Plan, the following terms are defined as set forth below:

(a)
“Affiliate” means a corporation or other entity (i) controlled by the Company and which, in the case of grants of Stock Options and Stock Appreciation Rights would, together with the Company, be classified as the “service recipient” (as defined in the regulations under Section 409A of the Code) with respect to an Eligible Individual, and (ii) is designated by the Administrator as such.

(b)	“Award” means a Stock Appreciation Right, Stock Option or Stock Award.

(c)	“Board” means the Board of Directors of the Company.

(d)
“Cause” means (i) the commission by the Participant of any act or omission that would constitute a felony or any crime of moral turpitude under Federal law or the law of the state or foreign law in which such action occurred, (ii) dishonesty, disloyalty, fraud, embezzlement, theft, disclosure of trade secrets or confidential information or other acts or omissions that result in a breach of fiduciary or other material duty to the Company and/or a Subsidiary; or (iii) continued reporting to work or working under the influence of alcohol, an illegal drug, an intoxicant or a controlled substance which renders Participant incapable of performing his or her material duties to the satisfaction of the Company and/or its Subsidiaries. Notwithstanding the foregoing, if the Participant and the Company or the Affiliate have entered into an employment or services agreement which defines the term “Cause” (or a similar term), such definition shall govern for purposes of determining whether such Participant has been terminated for Cause for purposes of this Plan. The determination of Cause shall be made by the Administrator, in its sole discretion.

(e)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(f)	“Commission” means the Securities and Exchange Commission or any successor agency.

(g)
“Committee” means a committee of Directors appointed by the Board to administer this Plan. Insofar as the Committee is responsible for granting Awards to Participants hereunder, it shall consist solely of two or more directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3, an “outside director” under Section 162(m) of the Code, an “independent director” as defined by the Sarbanes-Oxley Act of 2002, and “independent” as defined by the rules of any stock exchange or market on which the Stock is listed.

(h)	“Covered Employee” means a person who is a “covered employee” within the meaning of Section 162(m) of the Code.

(i)	“Director” means a member of the Company’s Board.

(j)
“Disability” means mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant’s duties for the Company or an Affiliate; provided, however, that a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered or incurred while participating in a criminal offense. Notwithstanding the foregoing, if the Participant and the Company or an Affiliate have entered into an employment or services agreement which defines the term “Disability” (or a similar term), such definition shall govern for purposes of determining whether such Participant suffers a Disability for purposes of this Plan. The determination of Disability shall be made by the Administrator, in its sole discretion. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

(k)	“Effective Date” of the amendment and restatement of the Plan means April 29, 2008. The 2006 Plan was originally effective on July 1, 2006.

(l)
“Eligible Individual” means any (i) officer, employee, associate or director of the Company or a Subsidiary or Affiliate, (ii) any consultant or advisor providing services to the Company or a Subsidiary or Affiliate, or (iii) employees of (x) a corporation or other business enterprise which has been acquired by the Company or a Subsidiary, which, in the case of grants of Stock Options and Stock Appreciation Rights would, together with the Company and, if applicable, the Subsidiary, be classified as the “service recipient” (as defined in the regulations under Section 409A of the Code) with respect to such employees and (y) who hold options with respect to the stock of such corporation which the Company has agreed to assume.

(m)	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(n)
“Fair Market Value” means, as of any given date, the fair market value of the Stock as determined by the Administrator or under procedures established by the Administrator, in accordance with Section 409A of the Code and the regulations issued thereunder. Unless otherwise determined by the Administrator, the Fair Market Value per share on any date shall be the most recent closing sales price per share of the Stock on the Nasdaq Capital Market, the Nasdaq National Stock Market, or the principal stock exchange or market on which the Stock is then traded on the business day preceding the date as of which such value is being determined or the last previous day on which a sale was reported if no sale of the Stock was reported on such date on such Exchange on such business day.

(o)
“Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a Participant (including adoptive relationships); any person sharing the Participant’s household (other than a tenant or employee); any trust in which the Participant and any of these persons have all of the beneficial interest; any foundation in which the Participant and any of these persons control the management of the assets; any corporation, partnership, limited liability company or other entity in which the Participant and any of these other persons are the direct and beneficial owners of all of the equity interests (provided the Participant and these other persons agree in writing to remain the direct and beneficial owners of all such equity interests); and any personal representative of the Participant upon the Participant’s death for purposes of administration of the Participant’s estate or upon the Participant’s incompetency for purposes of the protection and management of the assets of the Participant.

(p)	“Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(q)	“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(r)	“Optionee” means a person who holds a Stock Option.

(s)	“Participant” means a person granted an Award.

(t)	“Performance Award” means a right, granted to a Participant under Section 7, to receive Awards based upon performance criteria specified by the Administrator.

(u)
“Representative” means (i) the person or entity acting as the executor or administrator of a Participant’s estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had his or her primary residence at the date of the Participant’s death; (ii) the person or entity acting as the guardian or temporary guardian of a Participant; (iii) the person or entity which is the beneficiary of the Participant upon or following the Participant’s death; or (iv) any person to whom an Option has been transferred with the permission of the Administrator or by operation of law; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Administrator.

(v)	“Retirement” means termination of employment or provision of services without Cause, death or Disability on or after age 65 with 5 years of service.

(w)	“Stock” means the common stock, par value $0.005 per share, of the Company.

(x)	“Stock Appreciation Right” means a right granted under Section 5.

(y)	“Stock Award” means an Award, other than a Stock Option or Stock Appreciation Right, made in Stock or denominated in shares of Stock.

(z)	“Stock Option” means an option granted under Section 4.

(aa)	“Subsidiary” means any company during any period in which it is a “subsidiary corporation” (as such term is defined in Section 424(f) of the Code) with respect to the Company.

(bb)
“Ten Percent Holder” means an individual who owns, or is deemed to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary corporation of the Company, determined pursuant to the rules applicable to Section 422(b)(6) of the Code.

In addition, certain other terms used herein have the definitions given to them in the first places in which they are used.

CLEVELAND BIOLABS, INC.

VOTE BY INTERNET OR TELEPHONE
QUICK ★★★ EASY ★★★ IMMEDIATE

As a stockholder of Cleveland BioLabs, Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on June 12, 2012.

Vote Your Proxy on the Internet:		Vote Your Proxy by Phone:		Vote Your Proxy by mail:
Go to www.cstproxyvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	**OR**	**Call 1 (866) 894-0537** Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	**OR**	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE

▼ **FOLD AND DETACH HERE AND READ THE REVERSE SIDE** ▼

CLEVELAND BIOLABS, INC.

Please mark your votes like this ☒

The Board of Directors recommends that you vote "FOR ALL" nominees in Proposal 1 and "FOR" Proposals 2, 3 and 4.

1. Election of Directors

NOMINEES:

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT (indicate excepted nominee to the left)
01 James J. Antal	02 Paul E. DiCorleto	☐	☐	☐
03 Michael Fonstein	04 Andrei Gudkov			
05 Bernard L. Kasten	06 Yakov Kogan			
07 David C. Hohn				

____

(Except nominee(s) written above.)

2. Ratification of Meaden & Moore, Ltd. as auditor for the fiscal year ending December 31, 2012

☐ FOR ☐ AGAINST ☐ ABSTAIN

3. Approval of the executive compensation of Cleveland BioLabs, Inc. (advisory vote)

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the Proxy Statement.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature ______________________ Signature ______________________ Date ____________, 2012.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

CLEVELAND BIOLABS, INC.

Proxy Solicited on Behalf of the Board of Directors
For The Annual Meeting of Stockholders—June 13, 2012

The undersigned appoints Yakov Kogan and C. Neil Lyons, and each of them, as proxies, with full power of substitution and revocation, to vote, as designated on the reverse side hereof, all the capital stock of Cleveland BioLabs, Inc. which the undersigned has power to vote, with all powers which the undersigned would possess if personally present, at the annual meeting of stockholders thereof to be held on June 13, 2012, or at any adjournment or postponement thereof. The proxies are authorized to vote, in their discretion, upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof. The undersigned hereby revokes **ALL** previous proxies given to vote at the Annual Meeting of Stockholders to be held on June 13, 2012, or at any adjournment or postponement thereof.

Unless otherwise marked, a signed proxy will be voted FOR the election of the nominees named in Proposal 1, FOR the ratification of the appointment of Meaden & Moore, Ltd. as independent auditor as described in Proposal 2, FOR the approval of the executive compensation to the Cleveland BioLabs, Inc. (advisory vote) as described in Proposal 3, and FOR the approval of the Second Amendment to the Cleveland BioLabs, Inc. Equity Incentive Plan to increase the number of shares of common stock authorized to be issued thereunder by 3,000,000 shares as described in Proposal 4.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued, and to be marked, dated and signed, on the other side)